UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section
14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WINDTREE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its
Charter)

(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JULY 29, 2025

In accordance with Rule 14a-6(d) under Regulation 14A, please be advised that Windtree Therapeutics, Inc. intends to release definitive copies of this Proxy Statement to security holders on or about August 7, 2025.

2600 Kelly Road, Suite 100

Warrington, Pennsylvania 18976

2025 SPECIAL MEETING OF STOCKHOLDERS

                    , 2025

Dear Stockholders:

We are pleased to invite you to attend the 2025 Special Meeting of Stockholders, or the Special Meeting, of Windtree Therapeutics, Inc., “Windtree” (the “Company,” “we,” or “us”), which will be held virtually at 10:00 a.m., Eastern Time, on August 28, 2025, for the following purposes:

1.

Approve the issuance of shares of common stock, or the Series D Convertible Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of our Series D Convertible Preferred Stock, par value $0.001 per share, or Series D Preferred Stock, with an initial conversion price of $1.368;

2.

Approve the issuance of shares of common stock, or the Note Conversion Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of certain senior secured promissory notes, or the Promissory Notes, at an initial conversion price of $0.587;

3.

Approve the issuance of shares of common stock, or the PIPE Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of common stock purchase warrants, or the PIPE Warrants, at an initial exercise price of $0.587 or $1.10;

4.

Approve the issuance of the maximum number of shares of common stock, or the Series E Convertible Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of our Series E Convertible Preferred Stock, par value $0.001 per share, or Series E Preferred Stock, at an initial conversion price of $0.30;

5.

Approve the issuance of shares of common stock, or the Series E Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of common stock purchase warrants, or the Series E Warrants, with an initial exercise price of $0.75;

6.

Approve the issuance of shares of common stock, or the ELOC Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), pursuant to that certain Common Stock Purchase Agreement, or the ELOC Purchase Agreement, establishing an equity line of credit;

7.

Approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation, to increase the number of authorized shares of capital stock from 125,000,000 shares to 1,000,000,000 shares;

8.

Approve an amendment of the Amended and Restated Windtree Therapeutics, Inc. 2020 Equity Incentive Plan, or the 2020 Equity Incentive Plan, to increase the number of shares of common stock reserved for issuance thereunder by 2,599,180 shares;

9.

Approve an amendment of the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of no less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the timing of such reverse stock split to be determined at the sole discretion of our board of directors, or the Board; and

10.	Approve adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposals or to establish a quorum.

The Special Meeting can be accessed via the Internet at: https://www.cstproxy.com/windtreetx/2025. This proxy statement, or the Proxy Statement, and the enclosed proxy card are first being mailed to stockholders on or about August 7, 2025. Details regarding admission to the Special Meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting of Stockholders, or the Notice, and the Proxy Statement.

Your vote is important. Whether or not you plan to virtually attend the Special Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement. If you have any questions regarding the attached proxy statement or need assistance in voting your shares, please contact our Senior Vice President, Chief Operating Officer, and Corporate Secretary, Eric Curtis, at (215) 488-9300, or our proxy solicitor, Campaign Management, LLC, via telephone at +1 (844) 400-3680 or via email at info@campaign-mgmt.com.

Sincerely,

Jed Latkin
Chief Executive Officer
Windtree Therapeutics, Inc.

THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE

FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT                , 2025

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION, DATED JULY 29, 2025

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Windtree’s 2025 Special Meeting of Stockholders, which will be held at 10:00 a.m., Eastern time, on Thursday, August 28, 2025, or the Special Meeting. We have decided to hold the Special Meeting virtually. The Special Meeting can be accessed via the Internet at: https://www.cstproxy.com/windtreetx/2025. We believe that hosting the Special Meeting virtually will enable greater stockholder participation and improves our ability to communicate more effectively with our stockholders. At the Special Meeting, stockholders will vote to:

1.

Approve the issuance of the Series D Convertible Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of our Series D Preferred Stock, with an initial conversion price of $1.368;

2.	Approve the issuance of the Note Conversion Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of the Promissory Notes, at an initial conversion price of $0.587;

3.	Approve the issuance of the PIPE Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of the PIPE Warrants, at an initial exercise price of $0.587 or $1.10;

4.

Approve the issuance of the Series E Convertible Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of our Series E Preferred Stock, at an initial conversion price of $0.30;

5.	Approve the issuance of the Series E Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of the Series E Warrants, with an initial exercise price of $0.75;

6.	Approve the issuance of the ELOC Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), pursuant to the ELOC Purchase Agreement, establishing an equity line of credit;

7.

Approve an amendment of the Company’s Amended and Restated Certificate of Incorporation, or the Certificate of Incorporation, to increase the number of authorized shares of capital stock from 125,000,000 shares to 1,000,000,000 shares;

8.	Approve an amendment of the 2020 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,599,180 shares;

9.

Approve an amendment of the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of no less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the timing of such reverse stock split to be determined at the sole discretion of our board of directors, or the Board; and

10.	Approve adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposals or to establish a quorum.

Stockholders will also transact any other business that may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

MEETING INFORMATION:

Date:	Thursday, August 28, 2025
Time:	10:00 a.m. ET
Location:	Via the Internet: https://www.cstproxy.com/windtreetx/2025
Record Date:	You can vote if you were a stockholder of record on July 23, 2025.

Your vote matters. Whether or not you plan to virtually attend the Special Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

Eric Curtis

Senior Vice President, Chief Operating Officer, and Corporate Secretary

                    , 2025

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. THIS PROXY STATEMENT AND THE ENCLOSED PROXY CARD ARE BEING MAILED TO OUR STOCKHOLDERS ON OR ABOUT                          , 2025. In accordance with the rules of the Securities and Exchange Commission, or the SEC, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This Notice of Special Meeting and Proxy Statement are available to holders of our common stock at https://www.cstproxy.com/windtreetx/2025 and on our corporate website at www.windtreetx.com.

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2024 Annual Report in full.

PROXY SUMMARY

Summary of Stockholder Voting Matters

Voting Matters		For More Information	Board of Directors Recommendation
Proposal 1:	Approval of the issuance of the Series D Convertible Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of our Series D Preferred Stock	Page 6	✓ FOR
Proposal 2:	Approval of the issuance of the Note Conversion Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of the Promissory Notes	Page 10	✓ FOR
Proposal 3:	Approval of the issuance of the PIPE Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of our PIPE Warrants	Page 13	✓ FOR
Proposal 4:	Approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of our Series E Preferred Stock	Page 15	✓ FOR
Proposal 5:	Approval of the issuance of the Series E Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the exercise of the Series E Warrants	Page 18	✓ FOR
Proposal 6:	Approval of the issuance of the ELOC Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d). pursuant to the ELOC Purchase Agreement, establishing an equity line of credit.	Page 20	✓ FOR
Proposal 7:	Approval of an amendment of the Certificate of Incorporation to increase the number of authorized shares of capital stock from 125,000,000 shares to 1,000,000,000 shares	Page 22	✓ FOR
Proposal 8:	Approval of an amendment of the 2020 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,599,180 shares	Page 24	✓ FOR
Proposal 9:

Approval of an amendment of the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of no less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the timing of such reverse stock split to be determined at the sole discretion of our board of directors

		Page 31	✓ FOR
Proposal 10:	Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposals or to establish a quorum	Page 36	✓ FOR

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Windtree in connection with the solicitation by our Board of proxies to be voted at our Special Meeting and at any postponements or adjournments thereof. The Special Meeting will be held virtually on Thursday, August 28, 2025, at 10:00 a.m., Eastern Time via live webcast by visiting https://www.cstproxy.com/windtreetx/2025.

This Proxy Statement and the enclosed proxy card are first being mailed to our stockholders on or about August 7, 2025.

GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

Windtree is soliciting your vote on matters that will be presented at the Special Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.

This Proxy Statement and the proxy card are first being furnished to our stockholders on or about August 7, 2025. This Proxy Statement and our 2024 Annual Report are available to holders of our common stock at https://www.cstproxy.com/windtreetx/2025 and on our corporate website at www.windtreetx.com.

STOCKHOLDERS ENTITLED TO VOTE

All stockholders of record of our common stock at the close of business on July 23, 2025, or the Record Date, are entitled to receive the Notice and to vote their shares at the Special Meeting. As of the Record Date, 28,658,826 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

Pursuant to the Certificate of Designation of the Series D Preferred Stock, or the Series D Certificate of Designation, the Series D Preferred Stock do not have voting rights and, hence, will not vote at the Special Meeting. As of the Record Date, no shares of Series D Preferred Stock have been converted into shares of common stock.

The Certificate of Designation of the Series E Preferred Stock, or, in substantially the form attached hereto as Annex C to this proxy statement, the Series E Certificate of Designation, has not been filed with the State of Delaware as of the time of this filing, and no shares of Series E Preferred Stock have been issued. See “Description of Series E Preferred Convertible Stock” for more information.

VOTING METHODS

You may vote at the Special Meeting via the Internet or you may cast your vote in any of the following ways:

MAIL	INTERNET	ONLINE AT THE MEETING
Mailing your signed proxy card or voter instruction card	Using the internet at https://www.cstproxyvote.com/	You can vote at the meeting at https://www.cstproxy.com/windtreetx/2025

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7, Proposal 8, Proposal 9, and Proposal 10. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

●

Vote over the internet or by telephone as instructed above. Only your latest internet or telephone vote is counted. You may not revoke or change your vote over the internet or by telephone after 11:59 p.m., Eastern Time, on August 27, 2025;

●	Sign a new proxy card and submit it by mail, which must be received no later than August 27, 2025. Only your latest dated proxy card will be counted;

GENERAL INFORMATION ABOUT THE MEETING (continued)

●

Virtually attend the Special Meeting via live webcast by visiting https://www.cstproxy.com/windtreetx/2025. Virtually attending the Special Meeting will not by itself revoke a previously granted proxy; or

●	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or internet, other than virtually attending the Special Meeting, is 11:59 p.m., Eastern Time on August 27, 2025. If you are a registered stockholder and virtually attend the Special Meeting, you may vote at the Special Meeting.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the internet.

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes, votes withheld, and abstentions are treated with respect to our proposals:

Voting Matters	Votes Required	Treatment of Votes Withheld, Abstentions, and Broker Non-Votes	Broker Discretionary Voting
Proposal 1: Approval of the issuance of the Series D Convertible Shares, in accordance with Nasdaq Listing Rules 5635 (b) and (d), upon the conversion of our Series D Preferred Stock	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No
Proposal 2: Approval of the issuance of the Note Conversion Shares, in accordance with Nasdaq Listing Rules 5635 (b) and (d), upon the conversion of the Promissory Notes	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No
Proposal 3: Approval of the issuance of the PIPE Warrant Shares, in accordance with Nasdaq Listing Rules 5635 (b) and (d), upon the exercise of our PIPE Warrants	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No
Proposal 4: Approval of the issuance of the Series E Convertible Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon the conversion of our Series E Preferred Stock	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No
Proposal 5: Approval of the issuance of the Series E Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon exercise of the Series E Warrants	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No
Proposal 6: Approval of the issuance of the ELOC Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), pursuant to the ELOC Purchase Agreement, establishing an equity line of credit.	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No
Proposal 7: Approval of an amendment of the Certificate of Incorporation to increase the number of authorized shares of capital stock from 125,000,000 shares to 1,000,000,000 shares	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	Yes
Proposal 8: Approval of an amendment of the 2020 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,599,180 shares	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	No

Proposal 9: Approval of an amendment of the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of no less than 1-for-2 and not greater than 1-for-25, with the exact ratio within such range and the timing of such reverse stock split to be determined at the sole discretion of our board of directors

	Majority of the votes properly cast	Abstentions and broker non-votes have no effect on the outcome of the proposal	Yes
Proposal 10: Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposals or to establish a quorum	Assuming the presence of a quorum, the majority of the total votes cast In the absence of a quorum, the majority of the votes present in person or by proxy and entitled to vote

Assuming the presence of a quorum, abstentions and broker non-votes have no effect on the outcome of the proposal.

In the absence of a quorum, abstentions will have the same effect as a vote against the proposal. Broker non-votes have no effect on the outcome of the proposal

No

QUORUM

We must have a quorum to conduct business at the Special Meeting. A quorum consists of the presence at the meeting either in person, virtually or represented by proxy of the holders of one-third (1/3) of the votes of shares of stock issued and outstanding and entitled to vote. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Special Meeting, and broker non-votes count toward the quorum. If there is no quorum, the holders of a majority of shares attending the Special Meeting virtually or represented by proxy or the chairman of the Special Meeting may adjourn the meeting to another date. There were 28,658,826 shares of common stock outstanding on the Record Date. A quorum shall consist of the presence, virtually in person or by proxy, of at least 9,552,942 shares of common stock.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We have engaged Campaign Management, LLC to assist with the solicitation of proxies for an estimated fee of $10,500. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following table sets forth information as of July 23, 2025, regarding the beneficial ownership of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

●	each of our named executive officers and directors; and

●	all of our executive officers as a group.

The percentage of common stock outstanding is based on 28,658,826 shares of our common stock outstanding as of July 23, 2025. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within 60 days of July 23, 2025, to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Windtree Therapeutics, Inc. 2600 Kelly Road, Suite 100, Warrington, PA 18976.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage
Directors and Named Executive Officers
Jed Latkin	-	-%
Steven G. Simonson, M.D. (1)	43,573	*	%
Eric Curtis (2)	17	*	%
Mark Strobeck, Ph.D. (3)	6	*	%
Leanne Kelly	-	-%
Saundra Pelletier	-	-%
Executive Officers and Directors as a group (6 persons)	43,596	*	%

*	Less than 1.0%

(1)

Consists of 1 share of common stock, 43,334 shares of common stock underlying 13 preferred shares, 218 shares of July 2024 Warrants to purchase 218 shares of common stock exercisable within 60 days of July 23, 2025, and options to purchase 20 shares of common stock exercisable within 60 days of July 23, 2025.

(2)	Consists of 1 share of common stock and options to purchase 16 shares of common stock exercisable within 60 days of July 23, 2025.

(3)	Consists of 2 shares of common stock and options to purchase 4 shares of common stock exercisable within 60 days of July 23, 2025.

ITEMS TO BE VOTED ON

PROPOSAL 1: APPROVAL OF THE ISSUANCE OF THE SERIES D CONVERTIBLE SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON THE CONVERSION OF OUR SERIES D PREFERRED STOCK

Overview

On April 29, 2025, the Company entered into a securities purchase agreement, or the Series D Purchase Agreement, with certain accredited investors, pursuant to which the Company issued an aggregate of 3,688 shares of Series D Preferred Stock with a stated value of $1,000 per share in a private placement, or the Series D Private Placement, for aggregate gross proceeds of approximately $3.0 million.

Subject to the limitations described in the Series D Purchase Agreement, for so long as any shares of Series D Preferred Stock are outstanding, the Company will be prohibited, without the prior written consent of a majority of the Series D Preferred Stock then outstanding, from issuing new shares of Series D Preferred Stock or any other securities other than to the investors in the Series D Private Placement in violation of the Series D Certificate of Designation. The details of the Series D Private Placement have been filed on the Company’s Current Report on Form 8-K with the SEC on April 30, 2025.

Description of Series D Convertible Preferred Stock

We designated 5,000 shares of our authorized and unissued preferred stock as Series D Preferred Stock and established the rights, preferences and privileges of the Series D Preferred Stock pursuant to the Series D Certificate of Designation filed with the Secretary of State of the State of Delaware on April 30, 2025, as summarized below.

General. Each share of Series D Preferred Stock has a stated value of $1,000 per share and, when issued, the Series D Preferred Stock was fully paid and non-assessable.

Limitation on Beneficial Ownership. In all cases, conversion of the Series D Preferred Stock will be subject to a beneficial ownership limitation, which prevents the conversion of any portion of a holder’s Series D Preferred Stock if such conversion would cause the holder, together with its affiliates, to beneficially own more than 4.99%, or, at the option of such holder, 9.99% of the outstanding shares of Common Stock after giving effect to the conversion.

Voting Rights. Except as required by the Delaware General Corporation Law and the Series D Certificate of Designation, the Series D Preferred Stock have no voting rights.

Dividends. From and after April 29, 2025, each holder of Series D Preferred Stock is entitled to receive dividends, which dividends shall be computed on the basis of a 360-day year and twelve 30-day months and shall increase the Stated Value of the Series D Preferred Stock on each Dividend Date (as defined in the Series D Certificate of Designation). Dividends shall be payable in arrears on each Dividend Date with the first Dividend Date being the first Trading Day of the initial Fiscal Quarter commencing after April 29, 2025 (each as defined in the Series D Certificate of Designation).

Dividends on the Series D Preferred Stock shall accrue at 10.0% per annum, or the Dividend Rate, and be payable by way of inclusion of the dividends in the Conversion Amount (as defined in the Series D Certificate of Designation) on each Conversion Date (as defined in the Series D Certificate of Designation) in accordance with the Series D Certificate of Designation or upon any redemption in accordance with the Series D Certificate of Designation or upon any required payment upon any Bankruptcy Triggering Event (as defined in the Series D Certificate of Designation). From and after the occurrence and during the continuance of any Triggering Event (as defined in the Series D Certificate of Designation), the Dividend Rate shall automatically be increased to 18.0% per annum, or the Default Rate.

Company Optional Redemption. At any time no Equity Conditions Failure (as defined in the Series D Certificate of Designation) exists, the Series D Certificate of Designation allows for optional redemption by the Company on the Company Optional Redemption Date (as defined in the Series D Certificate of Designation) of all, but not less than all, of the Series D Preferred Stock then outstanding in cash at a 125% premium of the greater of (i) the Conversion Amount being redeemed as of the Company Optional Redemption Date and (ii) the product of (1) the Conversion Rate with respect to the Conversion Amount being redeemed as of the Company Optional Redemption Date multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date immediately preceding such Company Optional Redemption Notice Date and ending on the Trading Day immediately prior to the date the Company makes the entire payment.

Holder Optional Redemption. The Series D Certificate of Designation allows for optional redemption by the holder at any time from and after the tenth business day prior to the Maturity Date of all or any number of shares of Series D Preferred Stock held by such holder at a purchase price equal to 100% of the Conversion Amount being redeemed by delivery of written notice to the Company.

Change of Control Redemption Right. A holder may also require the Company to redeem all or any number of shares of Series D Preferred Stock held by such holder in connection with a transaction that results in a Change of Control (as defined in the Series D Certificate of Designation) in cash at a price equal to the greatest of (i) the product of (w) 125% multiplied by (y) the Conversion Amount of the Preferred Shares being redeemed, (ii) the product of (x) 125% multiplied by (y) the product of (A) the Conversion Amount of the Preferred Shares being redeemed multiplied by (B) the quotient determined by dividing (I) the greatest closing sale price of the Common Stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the applicable Change of Control and (2) the public announcement of such Change of Control and ending on the date such holder delivers the Change of Control Redemption Notice (as defined in the Series D Certificate of Designation) by (II) the Conversion Price then in effect and (iii) the product of (y) 125% multiplied by (z) the product of (A) the Conversion Amount of the Preferred Shares being redeemed multiplied by (B) the quotient of (I) the aggregate cash consideration and the aggregate cash value of any non-cash consideration per share of Common Stock to be paid to such holders of the shares of Common Stock upon consummation of such Change of Control divided by (II) the Conversion Price then in effect. Redemptions required by Section 6(b) in the Series D Certificate of Designation shall have priority to payments to all other stockholders of the Company in connection with such Change of Control.

Anti-Dilutive Provisions. The Preferred Conversion Price is subject to adjustment upon the occurrence of specified events and subject to price-based adjustment in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction involving the Common Stock at a price below the then-applicable Preferred Conversion Price, as described in further detail in the Series D Certificate of Designation.

Exchange Right. If a holder participates in a Subsequent Placement (as defined in the Series D Certificate of Designation), such holder may elect to satisfy the purchase price of the securities to be sold to such holder in such Subsequent Placement, in whole or in part, with the Preferred Shares valued at 120% of the Conversion Amount of the Preferred Shares delivered by such holder as payment.

Equity Line Mandatory Redemption. At any time on or after such date that no shares of Series C Convertible Preferred Stock, or the Series C Preferred Stock, remain outstanding, if the Company sells any common stock (or other security) pursuant to any equity line of credit or an at-the-market offering (or any similar transaction), the Company agreed to deliver written notice to each holder of shares of Series D Preferred Stock in accordance with the terms of the Series D Certificate of Designation. Unless waived in writing by such holder, the Company agreed to redeem in cash the applicable shares of Series D Preferred Stock at a price calculated based upon $1.20 per each $1.00 of Conversion Amount of such Series D Preferred Stock without the requirement for any further notice or action by the foregoing holder or any other person.

Ranking and Liquidation Preference. Except to the extent that the holders of at least a majority of the outstanding shares of Series D Preferred Stock expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with the Series D Certificate of Designation, all shares of capital stock of the Company shall be junior in rank to the Series D Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. The Series D Preferred Stock will rank equal to the Company’s Series C Preferred Stock.

Without limiting any other provision of the Series D Certificate of Designation, without the prior express consent of the majority of the then outstanding shares of Series D Preferred Stock, voting separately as a single class, the Company is prohibited from authorizing or issuing any additional or other shares of capital stock that is (i) of senior rank to the Series D Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company, (ii) of pari passu rank to the Series D Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company or (iii) any shares of capital stock that are junior in rank to the Series D Preferred Stock having a maturity date or any other date requiring redemption or repayment of such shares that is prior to the maturity date of October 29, 2026, as may be extended in accordance with the terms of the Series D Certificate of Designation from time to time.

Reasons for Seeking Stockholder Approval

Subject to the terms and limitations contained in the Series D Certificate of Designation, the Series D Preferred Stock issued pursuant to the Series D Purchase Agreement will not become convertible into shares of common stock until our stockholders approve the issuance of all Series D Convertible Shares, underlying the Series D Preferred Stock. Pursuant to the terms of the Purchase Agreement, we agreed to submit to our stockholders for their consideration the approval of the issuance of the Series D Convertible Shares in accordance with applicable rules of Nasdaq.

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rules 5635(b) and 5635(d). Nasdaq Listing Rule 5635(b) requires the Company to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

On the Record Date, assuming the issuance of all Series D Convertible Shares upon conversion of all of the shares of the Series D Preferred Stock at the initial conversion price of $1.368 per share, the holders of the Series D Preferred Stock would own approximately 2,695,907 shares of common stock. Such shares would constitute approximately 8.6% of the then-outstanding common stock after the issuance of such Series D Convertible Shares.

Though we do not anticipate any holder of Series D Convertible Shares being able to convert their Series D Convertible Shares into 20% or more of the number of shares of common stock outstanding due to the beneficial ownership limitation contained in the Series D Certificate of Designation, we are including stockholder approval with respect to Nasdaq Listing Rule 5635(b) in case any issuance of our common stock pursuant to conversion of the Series D Convertible Shares is deemed a change of control by the Nasdaq.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of the Series D Convertible Shares upon conversion of the Series D Preferred Stock. Assuming the issuance of all of the Series D Convertible Shares at the initial conversion price of $1.368, Series D Preferred Stockholders would collectively own approximately 2,695,907 shares of common stock, without giving effect to the beneficial ownership limitation set forth in the Series D Certificate of Designation. Such shares would constitute approximately 8.6% of the outstanding common stock. The conversion price of the Series D Preferred Stock is subject to adjustment upon the occurrence of specified events and subject to price-based adjustment in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transactions involving our common stock at a price below the then-applicable conversion price, as described in further detail in the Series D Certificate of Designation. Because the conversion price of the Series D Preferred Stock may be adjusted, the number of Series D Convertible Shares that will actually be issued may be more or less than such number of shares. Nevertheless, the ownership interest of existing stockholders would be correspondingly reduced. The number of shares of common stock described above does not give effect to the potential future issuance of shares of common stock pursuant to outstanding options and warrants or any other potential future issuances of common stock. The sale into the public market of the Series D Convertible Shares also could materially and adversely affect the market price of our common stock.

We will be unable to issue any Series D Convertible Shares in excess of 19.99% of our issued and outstanding shares of common stock prior to the Private Placement until the stockholders approve this proposal. Additionally, if our stockholders do not approve this proposal, the Purchase Agreement provides that the Company shall call a meeting of the stockholders to seek stockholder approval of this proposal within 70 days following the 2025 Special Meeting. If the stockholders do not approve this proposal at such subsequent meeting, then the Company is required to cause additional meetings of the stockholders every 75 days thereafter until stockholders’ approval for this proposal is obtained or the Series D Preferred Stock is no longer outstanding.

Our ability to successfully implement its business plans and ultimately generate value for its shareholders is dependent upon its ability to raise capital and satisfy our ongoing business needs. If we are unable to issue Series D Convertible Shares upon conversion, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of the issuance of shares of common stock, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon conversion of the Series D Preferred Stock. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ISSUANCE OF SHARES OF COMMON STOCK, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) and (D), UPON CONVERSION OF THE SERIES D PREFERRED STOCK.	✔

PROPOSAL 2: APPROVAL OF THE ISSUANCE OF THE NOTE CONVERSION SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON CONVERSION OF THE PROMISSORY NOTES

Overview

On each of June 5, 2025, June 9, 2025, June 24, 2025, June 27, 2025, and July 2, 2025, the Company entered into note purchase agreements, or the Note Purchase Agreements, pursuant to which we issued, in private placements, or the Note Offerings, to certain investors, or the Note Investors, the Promissory Notes and the PIPE Warrants. The aggregate principal amount of the Promissory Notes was approximately $5 million, and aggregate gross proceeds from the Note Offerings was $4.3 million. As previously disclosed, we granted customary resale registration rights with respect to the Note Conversion Shares and the PIPE Warrant Shares, pursuant to which we filed a registration statement on Form S-1 that was declared effective by the SEC on July 11, 2025.

Description of the Promissory Notes

The June 5, 2025, Promissory Note

Pursuant to the Note Purchase Agreement, dated June 5, 2025, we issued a Promissory Note, or the June 5 Note, in a principal amount equal to $3,600,000. Upon completion of the Note Offering involving the June 5 Note, we received gross proceeds in the amount of $3,100,000. The holder of the June 5 Note may exercise their conversion rights under such notes at any time until all amounts owed under the respective notes have been satisfied.

The June 5 Note will be a senior, unsecured obligation of the Company, with priority over all existing and future indebtedness. Interest for the June 5 Note will be payable in cash or, at the holder’s election beginning six months after issuance, by increasing the outstanding principal in the aggregate principal amount of the interest accrued for the applicable interest period. Interest will accrue at a rate of 14% per annum, provided, however, that for the first six months following the issue date, interest on the principal will accrue immediately and be guaranteed. The rate of interest will increase immediately in connection with any Event of Default, as defined therein, up to an interest rate of 24% and will compound daily until the Event of Default is cured or the outstanding principal and accrued but unpaid interest is paid in full. Interest will be payable quarterly in arrears commencing September 15, 2025. The June 5 Note may be prepaid in full or in part in accordance with the terms therein.

The holder of the June 5 Note may not exercise their conversion rights if the conversion would result in such holders (and their affiliates) beneficially owning in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the conversion, which percentage may be increased up to 9.99% at the holder’s election with 61 days’ written notice to the Company.

The number of shares of common stock to be issued upon each conversion is determined by dividing the Conversion Amount, as defined therein, by the applicable Conversion Price then in effect on the date specified in the notice of conversion. The Conversion Amount is the sum of the principal to be converted plus, at the holder’s election, any accrued and unpaid interest. The Conversion Price, subject to adjustment, is $0.587.

The June 5 Note has a maturity date of June 5, 2026, or such earlier date as the June 5 Note is required or permitted to be repaid in accordance with its terms. The details of the June 5 Note, including its form of agreement, have been filed on the Company’s Current Report on Form 8-K with the SEC on June 11, 2025.

Other Promissory Notes

Pursuant to the Note Purchase Agreement, dated June 9, 2025, we issued Promissory Notes, or the June 9 Notes, in the aggregate principal amount equal to $930,217. Upon completion of the Note Offering involving the June 9 Notes, we received gross proceeds in the aggregate amount equal to $800,000. The details of the June 9 Note, including its form of agreement, have been filed on the Company’s Current Report on Form 8-K with the SEC on June 11, 2025.

Pursuant to the Note Purchase Agreement, dated June 24, 2025, we issued Promissory Notes, or the June 24 Notes, in the aggregate principal amount equal to $174,419. Upon completion of the Note Offering involving the June 24 Notes, we received gross proceeds in the aggregate amount equal to $150,000. The details of the June 24 Note, including its form of agreement, have been filed on the Company’s Current Report on Form 8-K with the SEC on June 27, 2025.

Pursuant to the Note Purchase Agreement, dated June 27, 2025, and July 2, 2025, we issued Promissory Notes, or, in connection with each Note Purchase Agreement, the June 27 Notes and the July 2 Notes, respectively, in the aggregate principal amounts equal to $213,179 and $81,396, respectively. Upon completion of the Note Offering involving the June 27 Notes and the July 2 Notes, we received gross proceeds in the aggregate amount equal to $183,333 and $70,000, respectively. The details of the June 27 Notes and the July 2 Notes, including their respective forms of agreement, have been filed on the Company’s Current Report on Form 8-K with the SEC on July 3, 2025. The June 9 Notes, June 24 Notes, June 27 Notes, and the July 2 Notes are hereinafter referred to as the “Notes.”

Holders of the Notes may exercise their conversion rights under such notes at any time until all amounts owed under the respective notes have been satisfied. The Notes will not be entitled to any payments of principal or interest until we have repaid all outstanding obligations under the June 5 Note. Interest for the Notes will be payable in cash or, at the holder’s election beginning six months after issuance, by increasing the outstanding principal in the aggregate principal amount of the interest accrued for the applicable interest period. Interest will accrue at a rate of 14% per annum, provided, however, that for the first six months following the issue date, interest on the principal will accrue immediately and be guaranteed. The rate of interest will increase immediately in connection with any Event of Default, as defined therein, up to an interest rate of 24% and will compound daily until the Event of Default is cured or the outstanding principal and accrued but unpaid interest is paid in full. Interest will be payable quarterly in arrears commencing September 15, 2025.

The holders of the Notes may not exercise their conversion rights if the conversion would result in such holders (and their affiliates) beneficially owning in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the conversion, which percentage may be increased up to 9.99% at the holder’s election with 61 days’ written notice to the Company.

The number of shares of common stock to be issued upon each conversion is determined by dividing the Conversion Amount, as defined therein, by the applicable Conversion Price then in effect on the date specified in the notice of conversion. The Conversion Amount is the sum of the principal to be converted plus, at the holder’s election, any accrued and unpaid interest. The Conversion Price, subject to adjustment, is $0.587 for the Notes.

The maturity date of each Note is the 12 month anniversary of its respective issuance date, or such earlier date as the Notes are required or permitted to be repaid in accordance with its terms.

Subject to certain limitations under the Note Purchase Agreements, while any portion of the June 5 Note and the Notes is outstanding, the Company must inform the holders of such notes of any proceeds received by the Company from the issuance of its securities. After receipt of this notice, the holders of such notes will have ten trading days to require that the Company apply all proceeds received from the sale of its securities to repay any or all of the amount outstanding under the Promissory Notes.

Reasons for Seeking Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rules 5635(b) and 5635(d). Nasdaq Listing Rule 5635(b) requires the Company to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

On the Record Date, assuming the issuance of the maximum number of Note Conversion Shares issuable pursuant to the Promissory Notes, including payment of 14% interest on the Promissory Notes through their respective maturity dates, upon conversion of all of the Promissory Notes at their conversion price, the holders of the Promissory Notes would own approximately 9,708,860 shares of common stock. Such shares would constitute approximately 25.3% of the then-outstanding common stock after the issuance of such Note Conversion Shares.

Though we do not anticipate any holder of Promissory Notes being able to convert their Promissory Notes into 20% or more of the number of shares of common stock outstanding due to the beneficial ownership limitation contained in the Promissory Notes, we are including stockholder approval with respect to Nasdaq Listing Rule 5635(b) in case any issuance of our common stock pursuant to conversion of the Promissory Notes is deemed a change of control by the Nasdaq.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of the Note Conversion Shares upon conversion of the Promissory Notes. Assuming the issuance of all of the Note Conversion Shares at an initial conversion price equal to $0.587, as the case may be, Promissory Note holders would collectively own approximately 9,708,860 shares of common stock, without giving effect to the beneficial ownership limitation set forth in the Promissory Notes. Such shares would constitute approximately 25.3% of the outstanding common stock. The conversion price of the Promissory Notes is subject to adjustment upon the occurrence of specified events and subject to price-based adjustment in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transactions involving our common stock at a price below the then-applicable conversion price, as described in further detail in the Promissory Notes. Because the conversion price of the Promissory Notes may be adjusted, the number of Note Conversion Shares that will actually be issued may be more or less than such number of shares. Nevertheless, the ownership interest of existing stockholders would be correspondingly reduced. The number of shares of common stock described above does not give effect to the potential future issuance of shares of common stock pursuant to outstanding options and warrants or any other potential future issuances of common stock. The sale into the public market of the Note Conversion Shares also could materially and adversely affect the market price of our common stock.

Our ability to successfully implement its business plans and ultimately generate value for its shareholders is dependent upon its ability to raise capital and satisfy our ongoing business needs. If we are unable to issue the Note Conversion Shares upon conversion, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of the issuance of the Note Conversion Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon conversion of the Promissory Notes. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ISSUANCE OF THE NOTE CONVERSION SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) and (D), UPON CONVERSION OF THE PROMISSORY NOTES.	✔

PROPOSAL 3: APPROVAL OF THE ISSUANCE OF THE PIPE WARRANT SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON EXERCISE OF THE PIPE WARRANTS

Overview

Under the Note Purchase Agreements, the Company issued the PIPE Warrants to the Note Investors. A summary of the Note Offerings and the Note Purchase Agreements is set forth under “PROPOSAL 2: APPROVAL OF THE ISSUANCE OF THE NOTE CONVERSION SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON THE CONVERSION OF THE PROMISSORY NOTES — Overview.” The details of the Note Offerings have been filed on the Company’s Current Reports on Form 8-K with the SEC on June 11, 2025, June 27, 2025, and July 3, 2025.

We are asking our stockholders to approve the issuance of more than 19.99% of our outstanding shares of our common stock issuable upon the exercise of the PIPE Warrants that we issued pursuant to the Note Purchase Agreements, at a price per share that may be less than the “minimum price” under Nasdaq Listing Rule 5635(d) and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), pursuant to the terms of our Convertible Preferred Stock.

Description of the PIPE Warrants

The PIPE Warrants that we issued together with the June 5 Note, June 9 Notes, and the June 24 Notes have an exercise price of $0.587 per share of common stock, and those that we issued together with the June 27 Notes and the July 2 Notes, $1.10 per share of common stock, in each case subject to adjustment as provided in the PIPE Warrants. The PIPE Warrants are immediately exercisable and expires on the fifth anniversary of their respective initial exercise dates. The PIPE Warrants may also be exercised pursuant to a cashless exercise provision contained in the PIPE Warrants. The PIPE Warrants are subject to a beneficial ownership limitation such that no exercise shall be permitted to the extent it would cause a holder to beneficially own in excess of 4.99%, or, at the option of such holder, 9.99% of the outstanding shares of our common stock immediately after giving effect to such exercise.

Reasons for Seeking Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rules 5635(b) and 5635(d). Nasdaq Listing Rule 5635(b) requires the Company to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

On the Record Date, assuming the issuance of all of the PIPE Warrant Shares upon exercise of the PIPE Warrants, the holders of the PIPE Warrants would own 5,871,040 shares of common stock. Such shares would constitute approximately 17.1% of the then-outstanding common stock after the issuance of such PIPE Warrant Shares.

Though we do not anticipate any holder of PIPE Warrants being able to convert their warrants into 20% or more of the number of shares of common stock outstanding due to the beneficial ownership limitation contained in the PIPE Warrants, we are including stockholder approval with respect to Nasdaq Listing Rule 5635(b) in case any issuance of our common stock pursuant to the exercise of the PIPE Warrants is deemed a change of control by the Nasdaq.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of the PIPE Warrant Shares upon exercise of the PIPE Warrants. Assuming the issuance of all of the PIPE Warrant Shares, holders of the PIPE Warrants would collectively own approximately 5,871,040 shares of common stock, without giving effect to the beneficial ownership limitation set forth in the PIPE Warrants. Such shares would constitute approximately 17.1% of the outstanding common stock. The number of shares of common stock described above does not give effect to the potential future issuance of shares of common stock pursuant to outstanding options and warrants or any other potential future issuances of common stock. The sale into the public market of the PIPE Warrant Shares also could materially and adversely affect the market price of our common stock.

Our ability to successfully implement its business plans and ultimately generate value for its shareholders is dependent upon its ability to raise capital and satisfy our ongoing business needs. If we are unable to issue the PIPE Warrant Shares upon conversion, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of the issuance of the PIPE Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon exercise of the PIPE Warrants. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ISSUANCE OF THE PIPE WARRANT SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) and (D), UPON EXERCISE OF THE PIPE WARRANTS.	✔

PROPOSAL 4: APPROVAL OF THE ISSUANCE OF THE SERIES E CONVERTIBLE SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON THE CONVERSION OF OUR SERIES E PREFERRED STOCK

Overview

On July 16, 2025, the Company entered into a securities purchase agreement, or the Series E Purchase Agreement, with certain accredited investors, or the Series E Investors, pursuant to which the Company agreed to issue an aggregate of 60,000 shares of Series E Preferred Stock with a stated value of $1,000 per share and an initial conversion price of $0.30, and Series E Warrants to purchase 66,000,000 shares of common stock in a private placement, or the Series E Private Placement, for aggregate gross proceeds of approximately $60 million, payable in cash, the native token of the BNB chain commonly referred to as “BNB,” or trust units of Osprey BNB Chain Trust. In addition, pursuant to the Series E Purchase Agreement, the Company may under certain circumstances sell up to an additional 140,000 shares of Series E Preferred Stock and Series E Warrants to purchase up to an additional 154,000,000 shares of common stock.

Closing of the Series E Private Placement, or the Closing, has not occurred and is conditioned upon, among others, obtaining stockholder approval for the issuance of the maximum number of Series E Convertible Shares upon conversion of all Series E Preferred Stock issued in connection with the Series E Private Placement. Pursuant to the Series E Purchase Agreement, we have agreed to enter into, at or prior to the Closing, (a) a registration rights agreement with each of the Series E Investors and one or more advisors who would receive Series E Preferred Stock and/or Series E Warrants pursuant to strategic advisor agreements, or the Strategic Advisor Agreements, (b) the Strategic Advisor Agreements. and (c) an asset management agreement, or the Asset Management Agreement. Certain parties to the Strategic Advisory Agreements and the Asset Management Agreement are affiliates of Build and Build Corp, the lead investor under the Series E Purchase Agreement, or the Lead Investor. As compensation for services to be rendered under the Strategic Advisor Agreements, the Company will issue to the strategic advisors, including affiliates of the Lead Investor, shares of Series E Preferred Stock in an amount equal to 9.75% of the number of shares of Series E Preferred Stock issued pursuant to the Series E Purchase Agreement and Series E Warrants to purchase an aggregate amount of shares of our common stock equal to 33% of the number of shares of our common stock issuable upon conversion of the Series E Preferred Stock being issued to the strategic advisors.

Pursuant to the Series E Purchase Agreement, we have agreed to confer upon the Lead Investor the right to nominate two members to the Company’s board of directors, which right will endure so long as (i) the Lead Investor directly or indirectly through affiliates, and/or designees, holds at least 5.0% of our common stock (or common stock equivalents) that it purchases in the Series E Private Placement or (ii) both of the Strategic Advisor Agreement and the Asset Management Agreement, with affiliates of the Lead Investor, are in full force or effect and have not been terminated or expired in accordance with their terms. Further details of the Series E Private Placement, including a form of the Series E Purchase Agreement, have been filed on the Company’s Current Report on Form 8-K with the SEC on July 17, 2025.

We are asking our stockholders to approve the issuance of more than 19.99% of our outstanding shares of our common stock issuable upon the conversion of the shares of our Series E Preferred Stock that we may issue in connection with the Series E Private Placement and under the Strategic Advisor Agreements, at a price per share that may be less than the “minimum price” under Nasdaq Listing Rule 5635(d) and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), pursuant to the terms of the Series E Certificate of Designation.

Description of Series E Convertible Preferred Stock

General. Each share of Series E Preferred Stock has a stated value of $1,000 per share, subject to adjustments in the event of any equity dividend, equity split, equity distribution, recapitalization or combination with respect to the Series E Preferred Stock, an initial conversion price of $0.30, or, subject to certain adjustments, the Series E Conversion Price, and, when issued, the Series E Preferred Stock will be fully paid and non-assessable.

Limitation on Beneficial Ownership. At the election of the holder, conversion of the Series E Preferred Stock may be subject to a beneficial ownership limitation of 4.99% or 9.99%, preventing the conversion of any portion of such holder’s Series E Preferred Stock if such conversion would cause the holder, together with its affiliates, to beneficially own more than 4.99% or 9.99%, as the case may be, of the outstanding shares of common stock after giving effect to the conversion.

Voting Rights. Each outstanding share of Series E Preferred Stock shall be entitled to vote (determined on an as-converted basis) on all matters to which the holders of the common stock are entitled or required to vote, as calculated on the date of the vote.

Dividends. Following the issuance of Series E Preferred Stock, or the Initial Issuance Date, if the Company makes, issues, or fixes a record date for determining stockholders entitled to receive a dividend or other distribution payable in securities of the Company (with the exception of a distribution of shares of common stock in respect of outstanding shares of common stock), then the holders of the Series E Preferred Stock shall be entitled to receive a dividend or other distribution in an amount equal to such securities as they would have received if all outstanding Series E Preferred Stock had been converted to common stock on the date of such event.

Conversion Rights. Each share of Series E Preferred Stock is convertible, at the option of the holder, into common stock by dividing the Stated Value by the Series E Conversion Price in effect at the time of the conversion.

Redemption. Series E Preferred Stock is not subject to redemption by the Company or its holders.

Ranking and Liquidation Preferences. In the event of any liquidation, dissolution, or winding up of the Company, the holders of the Series E Preferred Stock shall be entitled to be paid out of available funds and assets prior to any distribution on any common stock or preferred stock, or, collectively, the Junior Stock, an amount per share equal to the Stated Value. In the event available funds and assets are insufficient to permit the payment to the holders of the Series E Preferred Stock the full Stated Value, then subject to the rights of any class or series of stock senior to or pari passu with the Series E Preferred Stock, all remaining funds and assets of the Company shall be distributed among the holders of the Series E Preferred Stock before distribution to any holders of Junior Stock.

Reasons for Seeking Stockholder Approval

While the Series E Purchase Agreement has been executed and delivered, the Closing of the Series E Private Placement is yet to occur. The Series E Investors’ obligation to purchase the Series E Preferred Stock and the Series E Warrants pursuant to the Series E Purchase Agreement, and our obligation to enter into the Strategic Advisory Agreements and issue Series E Preferred Stock and Series E Warrants to the advisors, is subject to, among other closing conditions, the approval by the Company’s stockholders of the issuance of all shares of the Series E Convertible Shares. Pursuant to the terms of the Series E Purchase Agreement, we agreed to submit to our stockholders for their consideration the approval of the issuance of the Series E Convertible Shares in accordance with applicable rules of Nasdaq.

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rules 5635(b) and 5635(d). Nasdaq Listing Rule 5635(b) requires the Company to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, and upon successful Closing of the Series E Private Placement, existing stockholders will suffer significant dilution in ownership interests and voting rights as a result of the issuance of the Series E Convertible Shares upon conversion of the Series E Preferred Stock. Assuming the issuance of the maximum number of shares of Series E Preferred Stock in the Series E Private Placement and pursuant to the Strategic Advisory Agreements, and the issuance of all of the Series E Convertible Shares underlying the Series E Preferred Stock at the initial conversion price of $0.30, Series E Preferred Stockholders would collectively own approximately 219,500,000 shares of common stock, constituting approximately 88.5% of the outstanding common stock, and if the additional 140,000 shares of our Series E Preferred Stock are sold, Series E Preferred Stockholders, including the strategic advisors, would collectively own approximately 731,666,667 shares of common stock, constituting approximately 96.2% of the outstanding common stock. This does not take into account the shares of common stock underlying the Series E Warrants also granted pursuant to the Series E Private Placement and the Strategic Advisory Agreement entered into with an affiliate of the Lead Investor.

As such, upon the issuance of all of the Series E Convertible Shares, the Company will be deemed a “controlled company” under the Corporate Governance Rules of Nasdaq, unless the Series E Investors elect to be subject to a beneficial ownership limitation as provided in the Series E Certificate of Designation.

The conversion price of the Series E Preferred Stock will be subject to adjustment upon the occurrence of specified events and subject to price-based adjustment in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transactions involving our common stock at a price below the then-applicable conversion price, as described in further detail in the Series E Certificate of Designation. Because the conversion price of the Series E Preferred Stock may be adjusted, the number of Series E Convertible Shares that will actually be issued may be more or less than such number of shares. Nevertheless, the ownership interest of existing stockholders would be correspondingly reduced. The number of shares of common stock described above does not give effect to the potential future issuance of shares of common stock pursuant to outstanding options and warrants or any other potential future issuances of common stock. The sale into the public market of the Series E Convertible Shares also could materially and adversely affect the market price of our common stock.

If our stockholders do not approve this proposal, the Series E Purchase Agreement provides that the Company shall call a second meeting of the stockholders to seek stockholder approval of this proposal on or before November 13, 2025. If the stockholders do not approve this proposal at such subsequent meeting, then the Series E Purchase Agreement will automatically terminate and become null and void.

Our ability to successfully implement its business plans and ultimately generate value for its shareholders is dependent upon our ability to raise capital and satisfy our ongoing business needs. If we are unable to consummate the Series E Private Placement, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of the issuance of the Series E Convertible Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon conversion of the Series E Preferred Stock. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ISSUANCE OF THE SERIES E CONVERTIBLE SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON CONVERSION OF THE SERIES E PREFERRED STOCK.

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PROPOSAL 5: APPROVAL OF THE ISSUANCE OF SERIES E WARRANT SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON THE EXERCISE OF THE SERIES E WARRANTS

Overview

In connection with the Series E Private Placement, the Company agreed to issue Series E Warrants to the Series E Investors and to certain of the strategic advisors under the Strategic Advisor Agreements. The Series E Warrants that we may issue to the strategic advisor will have substantially the same terms as those offered to the Series E Investors. A summary of the Series E Private Placement, the Series E Purchase Agreement, and the Strategic Advisor Agreements is set forth under “PROPOSAL 4: APPROVAL OF THE ISSUANCE OF THE SERIES E CONVERTIBLE SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON THE CONVERSION OF OUR SERIES E PREFERRED STOCK — Overview.” The details of the Series E Private Placement have been filed on the Company’s Current Report on Form 8-K with the SEC on July 17, 2025.

We are asking our stockholders to approve the issuance of more than 19.99% of our outstanding shares of our common stock issuable upon the exercise of the Series E Warrants that we agreed to issue pursuant to the Series E Purchase Agreement and the Strategic Advisor Agreements, at a price per share that may be less than the “minimum price” under Nasdaq Listing Rule 5635(d) and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), pursuant to the terms of our Series E Preferred Stock.

Description of Warrants

The Series E Warrants will have an exercise price of $0.75 per share of common stock, or the Exercise Price. The holders of the Series E Warrants may exercise the Series E Warrants on the date, or the Initial Exercise Date, that the Company’s stockholders approve the issuance of all of the shares of common stock underlying such warrants until the fifth anniversary of the Initial Exercise Date. The Exercise Price and the number of Series E Warrant Shares are subject to proportional adjustment upon the occurrence of specified events and subject to price-based adjustment in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transactions, as described in further detail in the Series E Warrants. In addition, the Exercise Price of the Series E Warrants will adjust upon subsequent issuances of common stock (or common stock equivalents) at a price less than the Exercise Price then in effect to the price of such subsequent issuance. The Series E Warrants may also be exercised pursuant to a cashless exercise provision after the Initial Exercise Date. The Series E Warrants will contain a beneficial ownership limitation such that no exercise shall be permitted to the extent it would cause a Holder to beneficially own in excess of 4.99%, or, at the option of such holder, 9.99% of the outstanding shares of our common stock immediately after giving effect to such exercise.

Reasons for Seeking Stockholder Approval

While the Series E Purchase Agreement has been executed and delivered, the Closing of the Series E Private Placement is yet to occur. The Series E Investors’ obligation to purchase the Series E Preferred Stock and the Series E Warrants pursuant to the Series E Purchase Agreement is subject to, among other closing conditions, the approval by the Company’s stockholders of the issuance of all Warrant Shares. Pursuant to the terms of the Series E Purchase Agreement, we agreed to submit to our stockholders for their consideration the approval of the issuance of the Series E Warrant Shares in accordance with applicable rules of Nasdaq.

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rules 5635(b) and 5635(d). Nasdaq Listing Rule 5635(b) requires the Company to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, and upon successful Closing of the Series E Private Placement, existing stockholders will suffer significant dilution in ownership interests and voting rights as a result of the issuance of the Series E Warrant Shares. Assuming the issuance of all of the Series E Warrant Shares, warrant holders, including the strategic advisors, would collectively own approximately 72,435,000 shares of common stock (or 241,450,001 shares of common stock if the additional 140,000 shares of our Series E Preferred Stock are sold), without giving effect to the beneficial ownership limitation set forth in the Series E Warrants. Such shares would constitute approximately 71.7% of the outstanding common stock, or 89.4% if the additional 140,000 shares of our Series E Preferred Stock are sold, and in both instances assuming no conversion of the Series E Preferred Stock. The number of shares of common stock described above does not give effect to the potential future issuance of shares of common stock pursuant to outstanding options and warrants or any other potential future issuances of common stock. The sale into the public market of the Series E Warrant Shares also could materially and adversely affect the market price of our common stock.

If our stockholders do not approve this proposal, the Series E Purchase Agreement provides that the Company shall call a meeting of the stockholders to seek stockholder approval of this proposal on or before November 13, 2025. If the stockholders do not approve this proposal at such subsequent meeting, then the Series E Purchase Agreement will automatically terminate and become null and void.

Our ability to successfully implement its business plans and ultimately generate value for its shareholders is dependent upon its ability to raise capital and satisfy our ongoing business needs. If we are unable to consummate the July 2025 Private Placement, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of the issuance of the Series E Warrant Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), upon exercise of the Series E Warrants. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ISSUANCE OF THE SERIES E WARRANT SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON EXERCISE OF THE SERIES E WARRANTS.	✔

PROPOSAL 6: APPROVAL OF THE ISSUANCE OF THE ELOC SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(B) AND (D), PURSUANT TO THE ELOC PURCHASE AGREEMENT, ESTABLISHING AN EQUITY LINE OF CREDIT

Overview

As described in more detail below, on July 23, 2025, we entered into the ELOC Purchase Agreement with Seven Knots, LLC, or Seven Knots, establishing an equity line of credit, or the Committed Equity Financing, pursuant to which we may sell shares of common stock to Seven Knots from time to time.

We are asking our stockholders to approve the issuance of more than 19.99% of our outstanding shares of our common stock that we may sell under the ELOC Purchase Agreement at a price per share that may be less than the “minimum price” under Nasdaq Listing Rule 5635(d) and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b).

Committed Equity Financing

Pursuant to the ELOC Purchase Agreement, Seven Knots shall purchase from us up to the lesser of (i) $500 million of newly issued shares of common stock and (ii) 19.99% of the total number of shares of common stock outstanding immediately prior to the execution of the ELOC Purchase Agreement at an average price equal to or in excess of $0.9726; provided however that such limitations will not apply if we obtain stockholder approval to issue additional shares of common stock.

Sales of common stock to Seven Knots under the ELOC Purchase Agreement, and the timing of any sales, will be determined by us from time to time in our sole discretion and will depend on a variety of factors, including, among other things, market conditions, the trading price of our common stock and determinations by us regarding the use of proceeds from any sale of such common stock.

Pursuant to the ELOC Purchase Agreement, on any business day on which the closing sale price of our common stock is equal to or greater than $0.50, or the Purchase Date, we may direct Seven Knots to purchase a specified number of shares of common stock, or a Fixed Purchase, not to exceed $30,000,000 at a purchase price equal to 96.5% of the closing price of a share of common stock during the full trading day on the trading day immediately following such applicable Purchase Date; provided, however, that if the resulting price is less than $0.50 (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction), then the percentage applied shall be 90% instead of the 96.5% referred to above. For additional information on the transaction and the terms of the ELOC Purchase Agreement, please see our Current Report on Form 8-K filed with the SEC on July 24, 2025.

Reasons for Seeking Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of Nasdaq, including Nasdaq Listing Rules 5635(b) and 5635(d). Nasdaq Listing Rule 5635(b) requires the Company to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which could result in a change of control of the issuer. Generally, Nasdaq interpretations provide that the acquisition of 20% of the shares of an issuer by one person or group of affiliated persons may be considered a change of control of such issuer. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock other than in a public offering if the price is below the “Minimum Price” (as determined in accordance with Nasdaq rules) in an amount greater than or equal to 20% of the number of shares of common stock outstanding prior to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed.

Impact on Stockholders of Approval or Disapproval of this Proposal

If this proposal is approved, existing stockholders will suffer dilution in ownership interests and voting rights as a result of the issuance of shares of common stock pursuant to the Committed Equity Financing. Assuming the issuance of all of the ELOC Shares, Seven Knots would collectively own approximately 514,085,955 shares of common stock, assuming the shares to be issued are sold at a price of $0.9726 per share, without giving effect to the beneficial 4.99% beneficial ownership limitation set forth in the ELOC Purchase Agreement, or the Beneficial Ownership Limitation. Such shares would constitute approximately 94.7% of the outstanding common stock. Because the issuance price of the ELOC Shares may be adjusted, the number of shares that will actually be issued may be more or less than such number of shares. The ownership interest of the existing stockholders (other than Seven Knots) would be correspondingly reduced. The number of shares of common stock described above does not give effect to (i) the potential future issuance of shares of common stock upon the conversion of the Series D Preferred Stock and the Series E Preferred Stock or exercise of the PIPE Warrants and the Series E Warrants, (ii) the potential future issuance of additional shares of common stock due to potential future anti-dilution adjustments on the foregoing securities, (iii) the potential future issuance of shares of common stock pursuant to other outstanding options and warrants, or (iv) any other potential future issuances of common stock. The sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

If the stockholders do not approve this proposal, we will be unable to issue any ELOC Shares pursuant to the Committed Equity Financing in an amount greater than 19.99% of the total number of shares of common stock outstanding immediately prior to the execution of the ELOC Purchase Agreement (2,313,655 shares). Accordingly, if stockholder approval of this proposal is not obtained, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses. If we utilize the full Committed Equity Financing, we expect to receive gross proceeds of $500 million upon issuance of all of the ELOC Shares. However, any sales under the Committed Equity Financing are at our discretion and we may sell less than $500 million of shares of common stock.

Our ability to successfully implement its business plans and ultimately generate value for its shareholders is dependent upon its ability to raise capital and satisfy our ongoing business needs. If we are unable to issue ELOC Shares pursuant to the Committed Equity Financing, we may be unable to fully satisfy our ongoing business needs on the terms or timeline we anticipate, if at all, the effect of which could materially and adversely impact future operating results, and result in a delay in or modification or abandonment of our business plans.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of the issuance of the ELOC Shares, in accordance with Nasdaq Listing Rules 5635(b) and (d), pursuant to the ELOC Purchase Agreement, establishing an equity line of credit. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ISSUANCE OF THE ELOC SHARES, IN ACCORDANCE WITH NASDAQ LISTING RULES 5635(B) AND (D), UPON PURSUANT TO THE ELOC PURCHASE AGREEMENT, ESTABLISHING AN EQUITY LINE OF CREDIT.

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PROPOSAL 7: APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK FROM ONE HUNDRED TWENTY FIVE MILLION (125,000,000) SHARES TO ONE BILLION (1,000,000,000) SHARES

Overview

Our Certificate of Incorporation currently authorizes the issuance of up to 120,000,000 shares of common stock and 5,000,000 shares of preferred stock. Our Board has approved and recommends to the stockholders an amendment to increase the number of authorized shares of common stock from 120,000,000 shares to 1,000,000,000 shares, or the Increase in Authorized Shares Amendment. The proposed form of amendment to our Certificate of Incorporation to effect the Increase in Authorized Shares Amendment is attached as Appendix A to this Proxy Statement. Following the increase in authorized shares as contemplated in the Increase in Authorized Shares Amendment, 995,000,000 shares of common stock will be authorized and 5,000,000 shares of preferred stock will remain authorized. There will be no changes to the issued and outstanding shares of common stock or preferred stock.

Reasons for the Increase in Authorized Shares

As of July 23, 2025, we had 125,000,000 shares of capital stock authorized, consisting of 120,000,000 shares of common stock and 5,000,000 shares of preferred stock, of which 28,658,826 shares of common stock were issued and outstanding. Of the remaining 91,341,174 authorized shares of common stock, 46,311,612 shares are reserved for issuance upon the conversion of Series D Preferred Stock, 6,001,259 shares are reserved for issuance upon the exercise of issued and outstanding warrants, 9,084,642 shares are reserved for issuance related to the Notes and PIPE Warrants, 4,734,663 shares reserved for issuance under a prior ELOC agreement, 603,726 shares are reserved for issuance upon the conversion of Series C Preferred Stock, 290 shares are reserved for issuance upon the exercise of issued and outstanding equity option awards, 154 shares are reserved for restricted stock units, 20 shares are reserved for future issuance under our stock incentive plan, and an aggregate amount of 500,000 of shares are reserved for issuance to our Chief Executive Officer under certain compensation arrangements contained in our employment agreement with Mr. Latkin. Accordingly, based on the foregoing, as of July 23, 2025, there are only approximately 24,104,808 shares of our authorized common stock unreserved and available for future issuance.

Our Board believes it is in the best interest of our Company to increase the number of authorized shares of our common stock to give us greater flexibility in considering and planning for future potential business needs, including to raise additional capital in connection with future equity financings, future opportunities for expanding the business through investments or acquisitions, management incentive and employee benefit plans and for other general corporate purposes. We do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized shares of common stock that will become available for issuance if this proposal is approved and the proposed amendment is effected. Having the additional authorized shares available will also help to provide appropriate equity incentives to assist in the recruitment and retention of employees.

We have not proposed the increase in the number of authorized shares of common stock with the purpose or intention of using the additional authorized shares for anti-takeover purposes, such as to oppose a hostile takeover attempt or to delay or prevent a change in control of the Company that our Board does not support, but we could use the additional shares for such purpose.

Impact on Stockholders of Approval or Disapproval of this Proposal

The additional common stock proposed to be authorized under the proposed amendment to our Certificate of Incorporation would have rights identical to our current outstanding common stock. Stockholder approval of this Proposal 7 and amendment of the Certificate of Incorporation and issuance of the common stock authorized thereby would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by this proposed amendment to our Certificate of Incorporation could be issued by our Board without further vote of our stockholders except as may be required in particular cases by the amended Certificate of Incorporation, applicable law, regulatory agencies or Nasdaq rules. Under our Certificate of Incorporation, our stockholders do not have preemptive rights to subscribe for additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any newly issued shares of common stock in order to maintain their proportionate ownership interests in the Company.

The increase in our authorized shares of common stock could also have an anti-takeover effect in that the Increase in Authorized Shares Amendment will give our Board flexibility, without further stockholder action, except as otherwise required by law or the rules of applicable stock exchange listing rules, to issue common stock on such terms and conditions as our Board deems to be in the best interests of our stockholders. Although the Increase in Authorized Shares Amendment is not motivated by anti-takeover concerns, the availability of authorized shares of common stock could enable our Board to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult, which could have the effect of discouraging unsolicited takeover attempts. Our Board is required to make any determination to issue shares of common stock based on its judgment as to the best interests of the stockholders and the Company. However, in certain circumstances, issuing common stock without further action by the stockholders may delay or prevent a change of control of our company, may discourage bids for our common stock at a premium over the market price of the common stock and may adversely affect the market price of the common stock. Thus, authorizing additional shares of common stock could render more difficult and less likely a hostile merger, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. Our Board is not presently aware of any attempt to acquire control of the Company, and the proposed Increase in Authorized Shares Amendment is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of capital stock from 125,000,000 shares to 1,000,000,000 shares. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK FROM 125,000,000 TO 1,000,000,000.

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PROPOSAL 8: APPROVE AN AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 2,599,180 SHARES

Overview

On July 29, 2025, the Board adopted an amendment, or the Plan Amendment, to our 2020 Equity Incentive Plan, subject to the approval of our stockholders at the Special Meeting. The Plan Amendment adopted by the Board would increase the number of shares of our common stock reserved for issuance under the 2020 Equity Incentive Plan by 2,599,180 (to 2,600,000 shares of common stock from 820 shares of common stock).

We are not seeking stockholder approval of any other changes to the 2020 Equity Incentive Plan. The full text of the proposed Plan Amendment is attached hereto as Annex D. Our common stock is listed on Nasdaq, and we are subject to Nasdaq rules and regulations. Nasdaq rules require stockholder approval for any material revision to an equity compensation plan. We are seeking stockholder approval of the Plan Amendment because it is deemed a material revision of the 2020 Equity Incentive Plan. The Board has approved the increase of the available shares under the 2020 Equity Incentive Plan, subject to stockholder approval. The Board has also determined that it is in the best interests of the Company and its stockholders to approve this proposal, and recommends that stockholders vote in favor of this proposal at the Annual Meeting.

If stockholders approve this proposal, the proposed Plan Amendment will become effective as of the date of stockholder approval. If this proposal is approved by our stockholders, we intend to file with the SEC a registration statement on Form S-8 covering the additional 2,599,180 shares of our common stock issuable under the 2020 Equity Incentive Plan. If stockholders do not approve this proposal, the proposed Plan Amendment to the 2020 Equity Incentive Plan described in this proposal will not take effect, and our current 2020 Equity Incentive Plan will continue to be administered in its current form, subject to any amendment for which stockholder approval is not required to the extent permitted by the 2020 Equity Incentive Plan. However, as a result of the limited number of shares remaining available for issuance under the 2020 Equity Incentive Plan, our projections show that the current share reserve will not likely be sufficient to cover anticipated new equity grants needed beyond the Special Meeting.

Our executive officers and directors have an interest in this proposal because they are eligible to receive equity awards under the 2023 Plan.

Shares Available for Future Awards

As of July 23, 2025, approximately 20 shares remained available for grant under the 2020 Equity Incentive Plan. The Board believes that the shares reserved for issuance under the 2020 Equity Incentive Plan following stockholder approval of the proposed Plan Amendment would be sufficient to enable us to continue to grant equity awards under the 2020 Equity Incentive Plan for approximately one year. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time and our historical forfeiture rates, as well as the number of shares of common stock we have available for grant under the 2020 Equity Incentive Plan. However, future circumstances may require a change to expected equity grant practices. Awards granted and the shares issuable pursuant to such awards may vary from our historical practice depending on a number of factors, including the number of our employees, which may continue to grow due, our hiring needs, our incentive and retention objectives, award levels and amounts provided by the Company’s competitors and our stock price.

Reasons for the Increase in Reserved Shares

The Plan Amendment is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. We operate in a highly competitive talent market. Our future success depends to a great extent on our continuing ability to attract, develop, motivate and retain leading scientific and technical personnel. Our Board and its Compensation Committee believe that we must continue to offer a competitive equity compensation program in order to do so.

Our compensation philosophy includes providing long-term equity incentive awards to our employees. We believe this helps motivate and retain them and aligns their interests with those of our stockholders by allowing them to participate in our longer-term success. The potential for appreciation in the price of our common stock also creates an opportunity for employees to think and act as owners of the Company.

As of July 23, 2025, 20 shares of common stock were available for issuance under our 2020 Equity Incentive Plan. The Board and Compensation Committee have determined that this share reserve is not sufficient for equity awards expected for the remainder of 2025 and beyond. Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees, including our executive officers, and consultants. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Our Board or its Compensation Committee approves equity grants in its discretion, which have historically been in the form of stock options and restricted stock units, or RSUs. Equity awards are, therefore, a critical piece of our compensation program necessary for our growth and success.

We believe the Plan Amendment is necessary for us to continue to offer an equity incentive program that enables us to recruit, motivate and retain talented and highly qualified employees, directors and advisors who are critical to our future plans and our ability to successfully operate our business. While the Board and the Compensation Committee have considered alternatives to the issuance of equity awards as a means to providing long-term incentives to our employees, our Board and Compensation Committee believe equity awards are the most effective long-term incentive mechanism for value generation and, therefore, that approving the Plan Amendment is in the best interests of stockholders of the Company.

Number of Awards Granted under the 2020 Equity Incentive Plan in 2024

On February 20, 2025, the Company effected a 1-for-50 reverse stock split. Unless otherwise indicated, all authorized, issued, and outstanding stock and per share amounts referred to herein have been adjusted to reflect the foregoing reverse stock split but not the reverse stock split being proposed in this Proxy Statement. See “PROPOSAL 9: APPROVE AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK” for more information with respect to the proposed reverse stock split.

During the fiscal year ended December 31, 2024, no RSUs were awarded under the 2020 Equity Incentive Plan. A total of 17 shares were available for issuance under the 2020 Equity Incentive Plan at December 31, 2024. The following table describes as of December 31, 2024, the number of shares of our common stock issuable upon exercise of outstanding awards under our existing plans.

Plan Category (in whole numbers)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities available for future issuance under equity compensation plans(2)
Equity compensation plans approved by stockholders
2020 Long-Term Incentive Plan(3)	414	$13,704.73	17
2011 Long-Term Incentive Plan(4)	30	538,784.16	—
Total	444	$49,502.37	17
(1)	Represents the weighted-average exercise price of outstanding stock options and does not include RSUs.
(2)	Excludes securities reflected in the second column.
(3)

All shares that were available under the 2020 Long-Term Incentive Plan, including any that are expired, forfeited or otherwise returnable to such plan are transferred to and become available for grant under the 2020 Equity Incentive Plan. All awards granted under the 2020 Long-Term Incentive Plan continue to be governed by the terms of that plan and the award agreements.

(4)

The 2011 Long-Term Incentive Plan terminated on the effective date of the 2020 Long-Term Incentive Plan. All shares that were available under the 2011 Long-Term Incentive Plan, including any that are expired, forfeited or otherwise returnable to the 2011 Plan are transferred to and become available for grant under the 2020 Equity Incentive Plan. All awards granted under the 2011 Long-Term Incentive Plan continue to be governed by the terms of that plan and the award agreements.

Summary of the Material Governance Features of the 2020 Equity Incentive Plan

The material governance features of the 2020 Equity Incentive Plan are:

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No Evergreen. The 2020 Equity Incentive Plan does not have an evergreen provision that automatically adds additional shares of common stock to the available pool of stock available for grant under the 2020 Equity Incentive Plan every year without additional stockholder approval;

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Limited Share Recycling. The following shares will not be added back to the 2020 Equity Incentive Plan: (i) shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of such award upon exercise thereof. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the 2020 Equity Incentive Plan;

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Minimum Vesting Period. Subject to certain exceptions noted below, the minimum vesting period for each equity award granted under the 2020 Equity Incentive Plan must be at least one year, provided (1) that up to 5% of the shares authorized for issuance under the 2020 Equity Incentive Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year and (2) annual awards to non-employee directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders;

●	No Repricing Without Stockholder Approval. Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;

●	Dividends and Equivalents Subject to Vesting. Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

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Awards Subject to Clawback. All Awards granted under the 2020 Equity Incentive Plan will be subject to recoupment in accordance with the Company’s current clawback policy, as amended from time to time; and

●	Defined Term. The term of the 2020 Equity Incentive Plan will expire on December 24, 2030.

Summary of the 2020 Equity Incentive Plan

The 2020 Equity Incentive Plan provides for the granting of stock options, stock appreciation rights, RSUs, and cash or other stock-based awards, or, collectively, the Awards, to employees, directors, consultants, and other service providers to us or our subsidiaries, or, collectively, the Participants.

Burn Rate

The following table sets forth information regarding historical awards granted for the 2022 through 2024 period, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years:

Share Element	2022	2023	2024
Stock Options Granted	20	239	—
Time-Based RSUs Full-Value Awards Granted	13	159	—
Total Awards Granted	33	398	—
Weighted average common shares outstanding during the fiscal year	700	4,307	52,446
Annual Burn Rate	4.7%	9.2%	0%
Three-Year Average Burn Rate			2.2%
(1)	Total Awards Granted represents the sum of Stock Options Granted and Restricted Stock Unit Full-Value Awards Granted.
(2)	As illustrated in the table above, our three-year average burn rate for the 2022-2024 period was 2.2%, which is below the ISS industry category burn rate threshold of 7.39%.

As of December 31, 2024, there were stock options to acquire 290 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $77,533.16 and a weighted average remaining term of 8 years. In addition, as of December 31, 2024, there were 154 unvested full value awards with time-based vesting outstanding under our equity compensation plans. Other than the foregoing, no awards were outstanding under our equity compensation plans as of December 31, 2024. As of December 31, 2024, there were 17 shares of common stock available for awards under our equity compensation plans.

Based on the closing price of $0.9726 per share of our common stock on The Nasdaq Capital Market on July 23, 2025, the aggregate value of the 2,599,180 shares of common stock requested under the Plan Amendment is $2.5 million.

As of July 23, 2025, there were approximately 28,658,826 shares of common stock outstanding. The total shares of common stock subject to outstanding awards under the 2020 Equity Incentive Plan and all prior equity plans as described above as of December 31, 2024 (444 shares), plus the shares of common stock available for future awards under the 2020 Equity Incentive Plan (17 shares), plus the proposed additional shares of common stock under the 2020 Equity Incentive Plan under the Plan Amendment (2,599,180 shares), represent a total overhang of 2,599,641 shares (8.3%) on a fully-diluted basis.

Administration

Our Board has designated the Compensation Committee as the committee authorized to administer the 2020 Equity Incentive Plan. In this capacity, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and terms and conditions of such awards, and approve forms of award agreement to be used for awards under the 2020 Equity Incentive Plan. The Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment may materially impair a Participant’s rights without the Participant’s consent. Subject to requirements of applicable law, the Compensation Committee may delegate to one or more of our officers the authority to grant awards to Participants who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended. In order to comply with foreign law, the Compensation Committee may modify the terms of outstanding awards, establish subplans, and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of shares available for grant under the 2020 Equity Incentive Plan. Unless stockholder approval is required under applicable law or exchange listing requirements, the Board may amend or terminate the 2020 Equity Incentive Plan at any time.

Securities Offered

Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2020 Equity Incentive Plan in connection with awards is 820 (or 2,600,000 if this proposal is approved). All shares of the share pool may be issued in respect of incentive stock options. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our common stock, the Compensation Committee shall make such adjustments to the number and kind of shares authorized by the 2020 Equity Incentive Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the 2020 Equity Incentive Plan or outstanding awards, in each case as it determines to be equitable.

If any award granted under the 2020 Equity Incentive Plan expires, terminates, is canceled or is forfeited, the shares underlying the award will be available for new grants under the 2020 Equity Incentive Plan. Shares underlying any awards under the 2020 Equity Incentive Plan that are forfeited, canceled, held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of shares or otherwise terminated (other than by exercise) shall not be added back to the shares available for issuance under the 2020 Equity Incentive Plan or the shares that may be issued as Incentive Stock Options. In the event we repurchase shares on the open market, such shares shall not be added to the shares available for issuance under the 2020 Equity Incentive Plan.

Who May Participate in the 2020 Equity Incentive Plan

Any of our employees, directors, consultants, and other service providers, and those of our affiliates, are eligible to participate in the 2020 Equity Incentive Plan. As of July 23, 2025, the Company employed or engaged approximately 14 employees and 3 directors (not including employee directors, who are included in the number of employees) and various consultants and other service providers who would be eligible to participate in the 2020 Equity Incentive Plan. Participants will be selected in the discretion of the Compensation Committee.

Minimum Vesting Period

The minimum vesting period for each equity award granted under the 2020 Equity Incentive Plan must be at least one year, provided (1) that up to 5% of the shares authorized for issuance under the 2020 Equity Incentive Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year and (2) annual awards to non-employee directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders. In addition, the Compensation Committee may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.

Types of Awards

The 2020 Equity Incentive Plan provides for the grant of the following equity-based and cash-based incentive awards by the Compensation Committee to Participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) RSUs, and (v) cash or other stock-based awards.

Stock Options. An option entitles the holder to purchase from us a stated number of shares of common stock. An incentive stock option, or ISO, may only be granted to our employees or the employees of our affiliates. The Compensation Committee will specify the number of shares of common stock subject to each option and the exercise price for such option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the option is granted. However, for an ISO granted to any 10% stockholder, the exercise price shall not be less than 110% of the fair market value of common stock on the date the option is granted.

Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods. For example, the Compensation Committee may permit the option holder to surrender previously acquired shares, or to “net settle” the option, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.

All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.

Stock Appreciation Rights. A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of common stock over a particular time period. The exercise price of a stock appreciation right shall not be less than the fair market value of a share of common stock on the date the stock appreciation right is granted. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of common stock, or a combination of both, at the Compensation Committee’s discretion.

Restricted Stock. A restricted stock award is a grant of shares of common stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of common stock subject to a restricted stock award. If the specified vesting conditions are not attained, the underlying common stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares underlying the restricted stock and receive dividends with respect to restricted stock; provided, however, any cash distributions or dividends payable with respect to a restricted stock for which the lapse of restrictions is tied to the attainment of vesting conditions shall accrue and shall not be paid to the grantee until and to the extent the vesting conditions are met with respect to the restricted stock award. A Participant shall not be entitled to interest with respect to any dividends or distributions subject to vesting conditions during the applicable restriction period. However, the Compensation Committee may specify that any such dividends are subject to the same vesting conditions as the underlying restricted stock to which they relate, and may also require that the dividends be invested in additional restricted shares. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination a participant will forfeit all restricted stock that then remains subject to forfeiture.

Restricted Stock Units. An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (at the time of distribution) of one share of our common stock. An RSU may be settled in shares of our common stock, cash, or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture. Any dividend equivalents payable on account of an RSU shall accrue and shall not be paid to the grantee until and to the extent the vesting conditions are met with respect to the RSU. A Participant shall not be entitled to interest with respect to any dividend equivalents or distributions subject to vesting conditions during the restriction period.

Cash or other Stock Based Awards. Cash or other stock based awards (including awards to receive unrestricted shares of our common stock or immediate cash payments) may be granted to participants. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions. Payment in respect of a cash or other stock based award may be made in cash, shares of our common stock, or a combination of both, at the discretion of the Compensation Committee. Cash or other stock based awards may be subject to the achievement of certain performance goals as determined by the Compensation Committee.

Federal Income Tax Consequences

The federal income tax consequences arising with respect to grants awarded under the 2020 Equity Incentive Plan will depend on the type of grant. The following provides only a general description of the application of federal income tax laws to certain grants under the 2020 Equity Incentive Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the 2020 Equity Incentive Plan, as the consequences may vary with the types of grants made, the identity of the recipients, and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. Tax laws are subject to change.

Under the Code as currently in effect, a grant under the 2020 Equity Incentive Plan of options, stock appreciation rights, restricted stock or RSUs would have no federal income tax consequence at the time of grant. Generally, all amounts taxable as ordinary income to participants under the 2020 Equity Incentive Plan in respect of awards are expected to be deductible by us as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.

Options and Stock Appreciation Rights. Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a Stock Appreciation Right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, provided that such disposition occurs at least two years after the date of ISO grant and at least one year after the date of exercise, the difference, if any, between the sale price of the shares and the exercise price of the option, is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. In that case, any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.

Restricted Stock. Unless the participant elects to recognize its value as income at the time of the grant, restricted stock is taxable to a participant as ordinary income when it becomes vested.

Restricted Stock Units. When shares of common stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.

Cash or other Stock Based Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the 2020 Equity Incentive Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the 2020 Equity Incentive Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

New Plan Benefits under 2020 Equity Incentive Plan

Awards granted under the 2020 Equity Incentive Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2020 Equity Incentive Plan. However, if the Plan Amendment is approved, we will grant a restricted stock award to our Chief Executive Officer covering 500,000 shares.

Awards granted under the 2020 Equity Incentive Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2020 Equity Incentive Plan. For additional information regarding our current compensation program for non-employee directors, please see “Director Compensation” below.

The table below shows the grant of the restricted stock unit award to our Chief Executive Officer that is conditioned upon stockholders approving this Proposal 8.

Name and Position	Dollar Value ($) (1)	Number of Units
Jed Latkin (2) President and CEO	$486,300	500,000
Steven G. Simonson, M.D. Senior Vice President and CMO	$-	-
Eric Curtis Senior Vice President and COO	$-	-
Executive Officers as a Group	$486,300	500,000
Non-Executive Director Group	$-	-
Non-Executive Officer Employee Group	$-	-

(1)	The restricted stock units vest in equal installments over three years.
(2)	Based on our closing stock price of $0.9726 on July 23, 2025.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of an amendment to our 2020 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 2,599,180 shares. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 2,599,180 SHARES.	✔

PROPOSAL 9: APPROVAL OF AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

Overview

The Board has adopted and is recommending that our stockholders approve an amendment, or the Reverse Stock Split Amendment, to our Certificate of Incorporation to effect a reverse stock split, or the Reverse Stock Split, of the common stock at a ratio of not less than 1-for-2 and not more than 1-for-25, with the exact ratio, or the Reverse Stock Split Ratio, for each reverse stock split within such range to be determined by the Board in its sole discretion.

In connection with the Reverse Stock Split, the number of authorized shares of common stock will not be changed. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt and submit the Reverse Stock Split Amendment to stockholders for their approval. The proposed Reverse Stock Split Amendment, one or more of which would be filed with the Secretary of State of the State of Delaware, will be substantially in the form of Annex B to this proxy statement. Upon the effectiveness of the Reverse Stock Split Amendment, or the Reverse Stock Split Effective Time, the issued shares of common stock immediately prior to a Reverse Stock Split Effective Time will be reclassified into a smaller number of issued shares such that a stockholder will own one share of common stock for each 2 to 25 (or any number in between) shares of issued common stock held by such stockholder immediately prior to a Reverse Stock Split Effective Time, as specified.

By approving this Item, stockholders will approve the Reverse Stock Split Amendment (which approval will constitute the approval of an Amendment effecting the reverse stock split of the common stock at a Reverse Stock Split Ratio within the range of not less than 1-for-2 and not more than 1-for-25, with the exact ratio for each reverse stock split within such range to be determined by the Board in its sole discretion) and authorize the Board to file the Reverse Stock Split Amendment effecting the reverse stock split at the Reverse Stock Split Ratio it selects and to abandon each Reverse Stock Split Amendment effecting a reverse stock split at any other Reverse Stock Split Ratio. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect a Reverse Stock Split and, if so, to determine the applicable Reverse Stock Split Ratio from among the approved range described above and to effect a Reverse Stock Split setting forth the Reverse Stock Split Ratio it selects in its sole discretion by filing the Reverse Stock Split Amendment that includes such Reverse Stock Split Ratio with the Secretary of State and abandoning the Reverse Stock Split Amendments that include each other Reverse Stock Split Ratio. The Board reserves the right to elect not to effect a Reverse Stock Split at any time prior to the effectiveness of the filing of the Reverse Stock Split Amendment with the Secretary of State, if it determines, in its sole discretion, and without further action on the part of the stockholders, that the proposal is no longer in the best interests of the Company and its stockholders. In addition, even if this proposal is approved by the holders of a majority of the votes cast, no Reverse Stock Split Amendment effecting the Reverse Stock Split will be authorized, and the Board will not file any such amendment with the Secretary of State, unless the shares of common stock are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective.

The Board’s decision as to whether and when to effect a Reverse Stock Split will be based on a number of factors, including market conditions, the historical, existing, and expected trading price of the Common Stock, the anticipated impact of such Reverse Stock Split on the trading price and number of holders of the Common Stock, and any applicable listing requirements of a national securities exchange if the Company is then contemplating a listing on such national securities exchange.

Reasons for Effecting a Reverse Stock Split

On June 18, 2025, we received a deficiency letter, or the Bid Price Deficiency Letter, from the Nasdaq Listing Qualifications Department, or the Staff, notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2), or the Minimum Bid Price Requirement.

Normally, a company would be afforded a 180-calendar day period to demonstrate compliance with the Minimum Bid Price Requirement. However, as previously disclosed, the Company is subject to a Discretionary Panel Monitor until March 20, 2026, pursuant to Listing Rule 5815(4)(A). Moreover, pursuant to Listing Rule 5810(c)(3)(A)(iv), the Company is not eligible for any compliance period specified in Rule 5810(c)(3)(A) because the Company effected two reverse stock splits over the prior two-year period with a cumulative ratio of more than 250 shares to one.

The Company was permitted to request a hearing before a Hearings Panel, or the Panel, by June 25, 2025. The Company has timely requested a hearing before the Panel, which automatically stayed any suspension or delisting action pending the hearing and the expiration of any additional extension period granted by the Panel following the hearing. There can be no assurance that the Panel will grant the Company an additional extension period or that the Company will ultimately regain compliance with all applicable requirements for continued listing on The Nasdaq Capital Market.

The Company has monitored the closing bid price of our common stock and believes that the Reverse Stock Split is its best option for meeting the Minimum Bid Price Requirement for continued listing on The Nasdaq Capital Market. A decrease in the number of outstanding shares of our common stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the Minimum Bid Price Requirement of The Nasdaq Capital Market following the Reverse Stock Split. Further, regardless of our compliance with the Minimum Bid Price Requirement, the listing of our shares on the Nasdaq Capital Market may be halted or discontinued if we are unable to maintain compliance with any other Nasdaq continued listing requirement for any reason.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our common stock.

We cannot predict whether the Reverse Stock Split will increase the market price for our common stock in the future. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

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the market price per share of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split;

●	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

●	the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees; or

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the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing, or that we will otherwise meet the requirements of Nasdaq for inclusion for trading on The Nasdaq Capital Market.

The market price of our common stock will also be based on performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Procedure for Effecting a Reverse Stock Split

If the stockholders approve the Reverse Stock Split Amendment, and if the Board determines to effect a Reverse Stock Split, such Reverse Stock Split will become effective at the Reverse Stock Split Effective Time, which will be upon filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. At the applicable Reverse Stock Split Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock, as applicable, in accordance with the particular Reverse Stock Split Ratio contained in the Reverse Stock Split Amendment. In addition, even if this proposal is approved by the holders of a majority of the votes cast, no amendment effecting the Reverse Stock Split will be authorized, and the Board will not file any such amendment with the Secretary of State of the State of Delaware, unless the shares of common stock are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective.

As soon as practicable after the Reverse Stock Split Effective Time, stockholders of record will be notified that a Reverse Stock Split has been effected. Stockholders of record will not need to take any action to receive post-Reverse Stock Split shares of common stock. As soon as practicable after the Reverse Stock Split Effective Time, a transmittal letter along with a statement of ownership will be sent to the registered addresses of stockholders of record indicating the number of post-Reverse Stock Split shares of common stock that stockholders of record hold.

Upon the implementation of the Reverse Stock Split, we intend to treat shares of common stock held by stockholders in “street name” (i.e., through a bank, broker, custodian, or other nominee), in the same manner as registered “book-entry” holders of common stock. Banks, brokers, custodians or other nominees will be instructed to effect such Reverse Stock Split for their beneficial holders holding common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split and for the treatment of fractional shares. If a stockholder holds shares of common stock with a bank, broker, custodian, or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian, or other nominee.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the closing price of the common stock on The Nasdaq Capital Market on the last trading day immediately preceding the Reverse Stock Split Effective Time (with such closing price proportionately adjusted to give effect to the Reverse Stock Split). Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

As of the Record Date, there were approximately 12 stockholders of record of the common stock. Upon stockholder adoption and approval of this proposal, if the Board elects to implement the Reverse Stock Split, the Company does not expect that cashing out fractional stockholders would significantly reduce the number of stockholders of record. Reducing the number of post-split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

By approving the Reverse Stock Split, stockholders will be approving the combination of a whole number of shares of the Company’s common stock not less than 1-for-2 and not greater than 1-for-25 into one share of the Company’s common stock, with the Reverse Stock Split Amendment setting forth the actual ratio to be determined by our Board. Furthermore, by adoption and approval of this proposal, the stockholders will be deemed to have adopted and approved an amendment to effect the Reverse Stock Split at each of the ratios between and including 1-for-2 and 1-for-25.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares from the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. The Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

Dissenters’ Rights of Appraisal

Under the DGCL, stockholders are not entitled to dissenters’ rights of appraisal in connection with the Reverse Stock Split.

Federal Income Tax Consequences of a Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the Company and to stockholders that hold shares of Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon provisions of the Code, the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations. Changes in these authorities may cause the U.S. federal income tax consequences of the reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass-through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding shares of the Company’s Common Stock, you should consult your tax advisor regarding the tax consequences of the Reverse Stock Split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the federal income tax consequences of the Reverse Stock Split. The state and local tax consequences of the Reverse Stock Split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. Stockholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company — We believe that the Reverse Stock Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Stock Split. In addition, we do not expect the Reverse Stock Split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders — Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Stock Split. Each stockholder’s aggregate tax basis in the Common Stock received in the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the common stock exchanged in the Reverse Stock Split. In addition, each stockholder’s holding period for the common stock it receives in the Reverse Stock Split should include the stockholder’s holding period for the common stock exchanged in the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth herein regarding the proposed Reverse Stock Split except to the extent of their ownership of shares of our common stock.

Vote Required; Board Recommendation

The affirmative vote of a majority of votes properly cast is required for the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of the Company’s common stock into a lesser number of shares by a ration not less than 1-for-2 and not more than 1-for-25, with the exact ratio to be set within this range by the Board in its sole discretion without further approval or authorization of our stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote for this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO OF NO LESS THAN 1-FOR-2 AND NOT GREATER THAN 1-FOR-25.

✔

PROPOSAL 10: APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE PRECEDING PROPOSALS OR TO ESTABLISH A QUORUM

In the event that the number of shares of Common Stock present virtually or represented by proxy at the Special Meeting and voting “FOR” the adoption of the foregoing proposals in this Proxy Statement is insufficient to approve such proposals or in the absence of a quorum, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposals or in the absence of a quorum. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposals.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE PRECEDING PROPOSALS OR TO ESTABLISH A QUORUM.

✔

EXECUTIVE COMPENSATION

Overview

Our executive compensation program is designed to attract, motivate, incentivize and retain our executive officers who contribute to our long-term success. Pay that is competitive, rewards performance and effectively aligns the interests of our executive officers with those of our long-term stockholders is key to our compensation program design and decisions. We structure our executive compensation programs to be weighted towards long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our named executive officers, or NEOs, for the year ended December 31, 2024 consists of our principal executive officer, former principal executive officer, and our two other most highly compensated executive officers, are:

●	Jed Latkin, our President and CEO;

●	Craig E. Fraser, our former President and CEO;

●	Steven G. Simonson, M.D., our Senior Vice President and CMO; and

●	Eric Curtis, our Senior Vice President and COO.

2024 Summary Compensation Table

The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our NEOs for services rendered during the years ended December 31, 2024 and 2023.

		Salary	Stock Awards	Option Awards	All Other Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(3)	($)
Jed Latkin	2024	$46,442	$-	$-	$22,579	$69,021
President and CEO	2023	-	-	-	-	-
Craig E. Fraser	2024	568,374	-	-	14,904	583,278
Former President and CEO	2023	557,300	55,499	70,926	9,900	693,625
Steven G. Simonson, M.D.	2024	458,100	-	-	10,350	468,450
Senior Vice President and CMO	2023	438,100	19,199	24,535	9,900	491,734
Eric Curtis (4)	2024	401,400	-	-	10,140	411,540
Senior Vice President and COO	2023	401,400	17,747	22,680	9,900	451,727

(1)

Represents the aggregate grant date fair value of restricted stock unit awards, or RSUs, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification, or ASC, Topic 718, Stock Compensation, or ASC Topic 718, and does not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in the section titled, “Note 16 - Stock Options and Stock-based Employee Compensation.” The amount reported in this column reflects the accounting costs for these RSUs and does not correspond to the actual economic value that may be received by our named executive officers upon the vesting and/or settlement of the RSUs. No RSUs were granted during 2024

(2)

Represents the aggregate grant date fair value of option awards computed in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based vesting conditions, if any. The valuation assumptions used in calculating these values are discussed in the section titled, “Note 16 - Stock Options and Stock-based Employee Compensation.” The amount reported in this column reflects the accounting costs for these option awards and does not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock options or the sale of the underlying shares of common stock. No option awards were granted during 2024.

(3)

For 2024, the amount reported includes a matching contribution under the Company’s 401(k) plan for each of the named executive officers as follows: Mr. Fraser received $9,488, Dr. Simonson received $10,350, and Mr. Curtis received $10,140. Mr. Latkin joined the Board on August 13, 2024, and participated in the Non-Employee Director Compensation Policy until his appointment as President and Chief Executive Officer on December 1, 2024. At that time, he ceased to participate in the Non-Employee Director Compensation Policy. Mr.    Fraser retired as President and Chief Executive Officer effective as of December 1, 2024, but he continued to serve as Chairman of the Board through the end of 2024. As a result, he commenced participation in the Non-Employee Director Compensation Policy on December 1, 2024. For each of Mr. Latkin and Mr. Fraser, the amounts reported in this column also include the cash amounts received by each of them under the Non-Employee Director Compensation Policy for his service as a non-employee director in 2024. Also included for Mr. Latkin is a $4,590 reimbursement for legal expenses related to the review of his employment agreement.

(4)	Includes accrued but unused vacation pay that was due upon Mr. Fraser’s retirement.

Narrative Disclosure to Summary Compensation Table

Elements of Compensation

The compensation of our NEOs generally consists of base salary, annual cash bonus opportunities, long term incentive compensation in the form of equity awards and other benefits, as described below.

Base Salary

The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the NEO’s skill set, experience, role, responsibilities, and contributions. The Compensation Committee established an initial base salary for Mr. Latkin of $557,300, which was negotiated at the time of his appointment on December 1, 2024. Effective January 1, 2024, the base salary for Dr. Simonson increased from $438,100 to $458,100.

Annual Cash Bonus Opportunities

The performance-based cash bonus opportunity for each of our NEOs is expressed as a percentage of the applicable NEO’s base salary that can be achieved at a target level by meeting predetermined corporate and individual performance objectives. Each executive’s target bonus for the year is set forth in their employment agreements, as may be amended by the Compensation Committee from time to time. For 2024, the Compensation Committee recommended, and the Board approved, the following target bonus opportunities: Mr. Fraser – 50% of base salary, and each of Dr. Simonson and Mr. Curtis – 40% of base salary. The Board established an initial target bonus opportunity for Mr. Latkin of 50% of his base salary, which was negotiated at the time of his appointment on December 1, 2024, and pro-rated based on the time served in that role. No bonus payments were made for the 2023 or 2024 performance year.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our NEOs. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Our Board or Compensation Committee approves equity grants in its discretion, which have historically been in the form of stock options and RSUs.

In connection with the appointment of Mr. Latkin as President and Chief Executive Officer on December 1, 2024, the Board approved, subject to approval by the stockholders of an amendment to the 2020 Equity Incentive Plan, the grant of a stock option to Mr. Latkin covering 2.5% of the total number of outstanding shares of all Common Stock as of the date the Company filed a definitive proxy statement with the SEC seeking approval of the amendment. Such approval has not been obtained as of April 10, 2025. On July 28, 2025, the Board amended Mr. Latkin’s employment agreement to provide that, in lieu of this proposed stock option grant, Mr. Latkin receive a grant of RSUs covering 500,000 shares of common stock that vests in equal installments over three years, if any, only if stockholder approval for Proposal 8 of this Proxy Statement is obtained. See “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” for more information regarding equity awards made to our NEOs.

Other Benefits

We currently provide health and welfare benefits that are available to all of our employees, including our NEOs, including health, dental, life, vision and disability insurance.

In addition, we maintain, and the NEOs participate in, our 401(k) Plan that is intended to be qualified under Section 401(a) of the Code and that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis and under which we are permitted to make discretionary employer contributions. The 401(k) Plan also includes a discretionary company match in an amount per participant equal to 50% of each participant’s contribution (up to a maximum of 6% of the participant’s base salary). Matching contributions were made in 2023 to 2024.

We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans.

Compensation Recovery (i.e., "Clawback") Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, the Board has adopted a compensation recovery policy, effective as of October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, our Board and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about our Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

Executive Employment Agreements

We are party to executive employment agreements, or the Executive Agreements, as amended from time to time, with each of our NEOs, the key terms of which are described below.

Mr. Latkin’s Employment Agreement

We entered into an employment agreement with Mr. Latkin, effective December 1, 2024. Mr. Latkin’s employment agreement provides for an annual base salary of $557,300 and eligibility to receive an annual incentive-based cash bonus, which may be awarded at the discretion of the Compensation Committee, with a target amount equal to 50% of his base salary (and pro-rated for 2024). Subject to approval by the stockholders of an amendment to the 2020 Equity Incentive Plan, Mr. Latkin will receive a stock option covering 2.5% of the total number of outstanding shares of all Common Stock as of the date the Company filed a definitive proxy statement with the SEC seeking approval of the amendment. Such approval has not been obtained as of April 10, 2025.

If Mr. Latkin’s employment is terminated by us without Cause or by Mr. Latkin for Good Reason prior to a Change of Control (as such terms are defined in the employment agreement) or after the 2nd anniversary of a Change of Control, Mr. Latkin will be eligible to receive the following, in addition to any amounts or benefits that are due under any of our vested plans or other policies, and on the condition that he enters into a separation agreement containing a final and effective plenary release of claims in a form acceptable to us, provided that all of our obligations shall cease if Mr. Latkin engages in a material breach of the employment agreement, or his restrictive covenant obligations, and fails to cure such breach within five business days after receipt from us of notice of such breach:

●

A pro rata bonus equal to a percentage of Mr. Latkin’s target bonus amount determined by dividing the total actual bonuses paid to other contract executives for the year in which the termination occurs by the aggregate of such other contract executives’ total target bonuses for that year, and further prorated for the number of days Mr. Latkin was employed in the year of termination, payable at the time that other contract executives are paid bonuses with respect to the year of termination;

●

A severance amount equal to the sum of Mr. Latkin’s base salary then in effect (determined without regard to any reduction constituting Good Reason) and the target bonus amount, payable in equal installments in accordance with our regular payroll schedule from the date of termination to the date that is 12 months after the date of termination, or the Severance Period;

●	All vested stock options and other similar equity awards held by Mr. Latkin shall continue to be exercisable during the Severance Period; and

●

During the Severance Period, if Mr. Latkin elects to continue medical benefits through the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA, we will continue to pay our costs of Mr. Latkin’s and his dependents’ benefits as in effect on the date of termination as such benefits are provided to active employees, which obligation terminates in the event substantially similar coverage (determined on a benefit-by-benefit basis) is provided by a subsequent employer.

If Mr. Latkin’s employment is terminated by us without Cause or by Mr. Latkin for Good Reason prior to but in connection with a Change of Control or prior to the 2nd anniversary of a Change of Control, Mr. Latkin will be eligible to receive the following, in addition to any amounts or benefits that are due under any of our vested plans or other policies, and on the condition that he enters into a separation agreement containing a final and effective plenary release of claims in a form acceptable to us, provided that all of our obligations shall cease if Mr. Latkin engages in a material breach of the employment agreement, or his restrictive covenant obligations, and fails to cure such breach within five business days after receipt from us of notice of such breach:

●

A pro rata bonus equal to Mr. Latkin’s target bonus amount and prorated for the number of days Mr. Latkin was employed in the year of termination, payable in a lump sum within 10 days after the date of termination;

●

A severance amount equal to 1.5 times the sum of Mr. Latkin’s base salary then in effect (determined without regard to any reduction constituting Good Reason) and the target bonus amount, payable in a lump sum within 10 days after the date of termination except in certain limited circumstances;

●	All equity awards held by Mr. Latkin shall accelerate and become fully vested and all stock options shall continue to be exercisable for the remainder of their stated terms; and

●

For a period of 18 months following the termination date, if Mr. Latkin elects to continue medical benefits through COBRA, we will continue to pay our costs of Mr. Latkin and his dependents’ benefits as in effect on the date of termination as such benefits are provided to active employees, which obligation terminates in the event substantially similar coverage (determined on a benefit-by-benefit basis) is provided by a subsequent employer.

In addition, upon a Change of Control, for a period of 24 months after the date of the Change of Control and provided that Mr. Latkin is employed on the last day of a fiscal year ending in that period, Mr. Latkin will be entitled to an annual bonus at least equal to Mr. Latkin’s target bonus amount, payable no later than March 15 in the next succeeding fiscal year.

Mr. Latkin’s employment agreement includes 12-month post-employment non-competition and non-solicitation covenants and provides for confidentiality and the assignment to us of all intellectual property.

Mr. Fraser’s Employment Agreement

We entered into an employment agreement with Mr. Fraser, effective February 1, 2016, which was subsequently amended. Mr. Fraser’s employment agreement provided for an annual base salary, which in 2024 was $557,300, and eligibility to receive an annual incentive-based cash bonus, which may be awarded at the discretion of the Compensation Committee, with a target amount equal to 50% of his base salary.

The employment agreement also provided certain severance opportunities, which were substantially similar to the severance terms of Mr. Latkin’s employment agreement.  Mr. Fraser’s employment agreement terminated on December 1, 2024, in connection with his retirement.  Mr. Fraser was not entitled to any severance benefits upon his retirement.

Dr. Simonson’s Employment Agreement

We are a party to an employment agreement with Dr. Simonson, which was effective December 19, 2014, as subsequently amended on December 29, 2014 and March 13, 2018. Dr. Simonson’s employment agreement provides for an annual base salary, which in 2024 was $458,100, and an annual incentive-based cash bonus, which may be awarded at the discretion of the Compensation Committee, with a target amount equal to 40% of his annual base salary.

The employment agreement provides for Dr. Simonson to receive severance upon termination without Cause or by Dr. Simonson with Good Reason (as such terms are defined in the employment agreement) of (a) continued payment of base salary and subsidized COBRA benefits for 12 months following termination, which obligation terminates in the event substantially similar coverage (determined on a benefit-by-benefit basis) is provided by a subsequent employer, (b) a pro rata bonus equal to a percentage of Dr. Simonson’s target bonus amount determined by dividing the total actual bonuses paid to other contract executives for the year in which the termination occurs by the aggregate of such other contract executives’ total target bonuses for that year, and further prorated for the number of days Dr. Simonson was employed in the year of termination, payable at the time that other contract executives are paid bonuses with respect to the year of termination, and, (c) during the 12-month period following termination, all vested stock options and similar equity awards held by Dr. Simonson shall continue to be exercisable (such benefits, the Simonson Severance Benefits).

If Dr. Simonson is terminated by us without Cause or Dr. Simonson terminates his employment with Good Reason within 24 months of a Change of Control (as defined in the employment agreement), or in certain specific circumstances prior to, but in connection with or anticipation of, a Change of Control (as defined in the employment agreement), the employment agreement further provides Dr. Simonson with severance, or the Simonson Change of Control Severance Benefits, consisting of a lump sum equal to 1.5 times Dr. Simonson’s base salary and annual bonus amount paid in a lump sum within 10 days after the date of termination, a pro rata bonus equal to Dr. Simonson’s target bonus amount prorated for the number of days Dr. Simonson was employed in the year of termination, payable in a lump sum within 10 days after the date of termination, 18 months of COBRA benefits, which obligation terminates in the event substantially similar coverage (determined on a benefit-by-benefit basis) is provided by a subsequent employer, full vesting and acceleration of Dr. Simonson’s equity awards upon the date of Dr. Simonson’s termination and the continued exercisability of Dr. Simonson’s equity awards for the remainder of their stated terms.

Dr. Simonson’s receipt of the Simonson Severance Benefits, or the Simonson Change of Control Severance Benefits, as applicable, is conditioned on his execution of a separation and release agreement in a form acceptable to us. In the case of a termination of Dr. Simonson’s employment due to death or disability, all shares of stock and all options shall become fully vested and any earned but unpaid annual bonus for the fiscal year preceding the termination date would be paid.

Mr. Curtis’s Employment Agreement

We are a party to an employment agreement with Mr. Curtis, which was effective March 1, 2020. Mr. Curtis’s employment agreement provides for an annual base salary, which in 2024 was $401,400, and an annual incentive-based cash bonus, which may be awarded at the discretion of the Compensation Committee, with a target amount equal to 40% of his annual base salary.

The employment agreement provides for Mr. Curtis to receive severance upon termination without Cause or by Mr. Curtis with Good Reason (as such terms are defined in the employment agreement) or in certain specific circumstances prior to, but in connection with or anticipation of, a Change of Control (as defined in the employment agreement) of (a) continued payment of base salary and subsidized COBRA benefits for 12 months following termination, (b) any earned but unpaid annual bonus for the fiscal year preceding Mr. Curtis’s date of termination and a pro rata bonus equal to the annual bonus Mr. Curtis would have earned absent his separation (as defined in the employment agreement) which amount shall be paid when our other executives are paid, and (c) during the 12-month period following termination, all vested stock options and similar equity awards held by Mr. Curtis shall continue to be exercisable (such benefits the Curtis Severance Benefits).

If Mr. Curtis is terminated by us without Cause or Mr. Curtis terminates his employment with Good Reason within 24 months after a Change of Control (as defined in the employment agreement), the employment agreement further provides Mr. Curtis with severance, or the Curtis Change of Control Severance Benefits, consisting of any earned but unpaid annual bonus for the fiscal year preceding the date of Mr. Curtis’s termination, a lump sum equal to 1.5 times Mr. Curtis’s base salary and annual bonus amount paid in a lump sum within 10 days after the date of termination, 18 months of COBRA benefits (which obligation terminates in the event he becomes eligible for group health plan benefits under a subsequent employer’s or a spouse’s employer’s plan), full vesting and acceleration of Mr. Curtis’s equity awards upon the date of Mr. Curtis’s termination and the continued exercisability of Mr. Curtis’s equity awards for the remainder of their stated terms.

Mr. Curtis’s receipt of the Curtis Severance Benefits, or the Curtis Change of Control Severance Benefits, as applicable, is conditioned on his execution of a separation and release agreement in a form acceptable to us. The employment agreement further provides that in the event of a Change of Control transaction, all of Mr. Curtis’s outstanding equity incentive awards will become fully vested so long as Mr. Curtis is actively employed by us at the time of such transaction. In the case of a termination of Mr. Curtis’s employment due to death or disability, all shares of stock and all options shall become fully vested and any earned but unpaid annual bonus for the fiscal year preceding the termination date would be paid.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2024.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) - Exercisable (1)	Number of Securities Underlying Unexercised Options (#) - Unexercisable (1)(4)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)(4)
Craig E. Fraser	12/24/18	9	-	565,178.50	12/24/28
	03/19/19	1	-	575,893.00	03/19/29
	01/22/21	6	-	242,857.00	01/22/31
	03/04/22	6	-	45,535.50	03/04/32	1	$17.47
	08/23/23	26	51	1,080.50	08/23/33	34	$593.81
Steven G. Simonson, M.D.	12/24/18	6	-	565,178.50	12/24/28
	01/22/21	3	-	242,857.00	01/22/31
	03/04/22	2	-	45,535.50	03/04/32
	08/23/23	9	18	1,080.50	08/23/33	12	$209.58
Eric Curtis	07/29/20	5	-	341,518.00	07/29/30
	01/22/21	1	-	242,857.00	01/22/31
	03/04/22	2	-	45,535.50	03/04/32
	08/23/23	8	16	1,080.50	08/23/33	11	$192.12

(1)

Options granted prior to 2022 and options granted in 2023 vest and become exercisable in equal installments on each of the first three anniversaries of the applicable grant date, assuming that the NEO continues to be employed with us through each vesting date. Options granted in 2022 vest and become exercisable with respect to one-twelfth of the total number of shares subject to the options on a quarterly basis (every three months) following the applicable grant date, provided that the NEO remains in continuous service on each vesting date.

(2)

The RSUs represent a contingent right to receive the equivalent number of shares of common stock. These RSUs shall vest with respect to one-third of the total number of shares subject to the RSUs on an annual basis (every 12 months) following the applicable grant date, provided that the NEO remains in continuous service on each vesting date.

(3)

The market value of the unvested RSUs is calculated based on the number of RSUs at December 31, 2024 and the closing market price of our common stock on December 31, 2024, the last trading day of 2024, of $17.47 per share.

(4)	All unvested equity awards for our named executive officers are subject to vesting acceleration under certain circumstances, as described in the section titled “Executive Employment Agreements” above.

Director Compensation

Non-Employer Director Compensation Policy

Pursuant to our Non-Employee Director Compensation Policy in place during 2024, our non-employee directors were eligible to receive annual cash retainers, paid on a quarterly basis, as set forth in the table below.

Non-Employee Director Compensation Policy
Quarterly Cash Retainer ($)
Board Member	$10,000
Additional Board Chair	6,250
Additional Lead Independent Director	875
Additional Quarterly Retainers
Audit Committee
Chair	3,750
Member	1,750
Compensation Committee
Chair	2,500
Member	1,250
Governance Committee
Chair	1,875
Member	1,000

EQUITY
Initial Equity Grant	Option to purchase shares of common stock, vesting in three equal annual installments, beginning on the first anniversary of the grant date and subject to the director’s continued service on the Board
Annual Equity Grant	Option to purchase shares of common stock, vesting in three equal annual installments, beginning on the first anniversary of the grant date and subject to the director’s continued service on the Board

Cash fees are paid quarterly and are typically pro-rated for non-employee directors who do not serve a full quarter. Our non-employee directors are also reimbursed for their business-related expenses incurred in connection with attendance at Board and committee meetings and related activities.

2024 Director Compensation

The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered during the year ended December 31, 2024. by our non-employee directors. As noted above, Mr. Latkin joined the Board on August 13, 2024, and participated in the Non-Employee Director Compensation Policy until his appointment as President and Chief Executive Officer on December 1, 2024. At that time, he ceased to participate in the Non-Employee Director Compensation Policy. Mr. Fraser retired as President and Chief Executive Officer effective as of December 1, 2024, but continued to serve as Chairman of the Board. As a result, he commenced participation in the Non-Employee Director Compensation Policy on December 1, 2024. The amounts received by each of Mr. Latkin and Mr. Fraser under the Non-Employee Director Compensation Policy are reported in the Summary Compensation Table, above.

	Fee Earned or Paid in Cash	Total
Name of Non-Employee Director	($)	($)(3)
Daniel E. Geffken (1)	37,011	37,011
Robert Scott, M.D.	39,035	39,035
Leslie J. Williams (1)	35,777	35,777
Mark Strobeck, Ph.D.	56,215	56,215
Saundra Pelletier (2)	23,372	23,372

(1)	Daniel Geffken and Leslie J. Williams resigned from our Board effective On August 13, 2024.
(2)	Saundra Pelletier was appointed to the Board effective August 13, 2024.
(3)

As of December 31, 2024: Mr. Strobeck held RSUs representing the contingent right to receive 2 shares of our common stock and options to purchase 4 shares of our common stock. Mr. Geffken, Dr. Scott, Ms. Williams, and Ms. Pelletier did not hold any RSUs or options as of December 31, 2024.

OTHER INFORMATION

OTHER MATTERS

Our Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

SOLICITATION BY BOARD

The Board is sending you this proxy statement in connection with the solicitation of proxies for use at the Special Meeting. The Company’s directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication, but they will not receive any additional compensation for these services.

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

WINDTREE THERAPEUTICS, INC.

(Pursuant to Sections 228 and 242 of the

General Corporation Law of the State of Delaware)

The Company was originally incorporated on November 6, 1992, under the name “Ansan, Inc.” The Company changed its name on November 25, 1997, to Discovery Laboratories, Inc. The Company changed its name again on April 15, 2016, to Windtree Therapeutics, Inc.

This Certificate of Amendment (this “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware (“Delaware Corporation Law”) and the amendments set forth below shall become effective upon the filing and effectiveness pursuant to the Delaware Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company:

1. Article Four of the Amended and Restated Certificate of Incorporation of the Company is hereby amended by deleting the first paragraph of Article Four of the Amended and Restated Certificate of Incorporation of the Company and the following paragraph shall be inserted in lieu thereof:

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 1,000,000,000 consisting of 995,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

2. This Certificate of Amendment shall become effective on [●] at [●] a.m. Eastern Time.

3. Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as amended, remains in full force and effect.

[Rest of Page Left Blank]

A-1

IN WITNESS WHEREOF, Windtree Therapeutics, Inc. has caused this Certificate of Amendment to be signed by its duly authorized officer this [●] day of [●], 2025.

WINDTREE THERAPEUTICS, INC.

By:
Jed Latkin President and Chief Executive Officer

[Signature Page to Certificate of Amendment]

A-2

CERTIFICATE OF AMENDMENT TO

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

WINDTREE THERAPEUTICS, INC.

(Pursuant to Sections 228 and 242 of the

General Corporation Law of the State of Delaware)

The Company was originally incorporated on November 6, 1992, under the name “Ansan, Inc.” The Company changed its name on November 25, 1997, to Discovery Laboratories, Inc. The Company changed its name again on April 15, 2016, to Windtree Therapeutics, Inc.

This Certificate of Amendment (this “Certificate of Amendment”) to the Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware (“Delaware Corporation Law”) and the amendments set forth below shall become effective upon the filing and effectiveness pursuant to the Delaware Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company:

1. Article Four of the Amended and Restated Certificate of Incorporation of the Company is hereby amended by adding the following paragraph at the end thereof:

“Upon the filing and effectiveness (the “Fifth Effective Time”) pursuant to the Delaware Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, each [●] ([●]) share(s) of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding immediately prior to the Fifth Effective Time shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof (the “Fifth Reverse Stock Split”). No fractional shares will be issued as a result of the Fifth Reverse Stock Split and, in lieu thereof, (a) with respect to holders of one or more certificates, if any, which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Fifth Effective Time, upon surrender after the Fifth Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Fifth Reverse Stock Split, following the Fifth Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share of Common Stock on the date of the Fifth Effective Time as reported by The Nasdaq Capital Market (as adjusted to give effect to the Fourth Reverse Stock Split); provided that, whether or not fractional shares would be issuable as a result of the Fifth Reverse Stock Split shall be determined on the basis of (i) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Fifth Effective Time formerly represented by certificates that the holder is at the time surrendering and (ii) the aggregate number of shares of Common Stock after the Fifth Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (b) with respect to holders of shares of Common Stock in book-entry form in the records of the Corporation’s transfer agent that were issued and outstanding immediately prior to the Fifth Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Fifth Reverse Stock Split (after aggregating all fractional shares), following the Fifth Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.”

2. This Certificate of Amendment shall become effective on [●] at [●] a.m. Eastern Time.

3. Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as amended, remains in full force and effect.

[Rest of Page Left Blank]

B-1

IN WITNESS WHEREOF, Windtree Therapeutics, Inc. has caused this Certificate of Amendment to be signed by its duly authorized officer this [●] day of [●], 2025.

WINDTREE THERAPEUTICS, INC.

By:
Jed Latkin President and Chief Executive Officer

[Signature Page to Certificate of Amendment]

B-2

CERTIFICATE OF DESIGNATIONS

OF RIGHTS AND PREFERENCES OF

SERIES E CONVERTIBLE PREFERRED STOCK OF

WINDTREE THERAPEUTICS, INC.

I, Jed Latkin, hereby certify that I am the President and Chief Executive Officer of Windtree Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under the Delaware General Corporation Law (the “DGCL”), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Corporation (the “Board”) by the Corporation’s Certificate of Incorporation, as amended (the “Charter”), and Section 151(g) of the DGCL, the Board on [●], 2025 adopted the following resolution determining it desirable and in the best interests of the Corporation and its stockholders for the Corporation to create a series of [●] shares of preferred stock designated as “Series E Convertible Preferred Stock”, none of which shares have been issued:

RESOLVED, that pursuant to the authority vested in the Board this Corporation, in accordance with the provisions of the Certificate of Incorporation, a series of preferred stock, par value $0.001 per share, of the Corporation be and hereby is created pursuant to this certificate of designations (this “Certificate of Designations”), and that the designation and number of shares established pursuant hereto and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

1. Definitions. For purposes of this Certificate of Designation, the following definitions shall apply:

“Board” shall mean the Board of Directors of the Corporation.

“Beneficial Ownership Limitation” means, at any time, as noticed by a Holder delivered to the Corporation in writing, 4.99% or 9.99% of the total shares of Common Stock outstanding at such time with respect to any Holder; provided that, notwithstanding the foregoing, any Holder shall have the right to increase or decrease the Beneficial Ownership Limitation with respect to itself to any other number, with any increase to be effective only upon such Holder providing the Corporation with prior written notice of such increase, which shall be effective sixty-one (61) days after delivery of such notice to the Corporation.

“Business Day” is a day other than a Saturday, Sunday or a general bank holiday in New York, New York.

“Common Stock” shall mean the common stock, $0.001 par value per share, of the Corporation.

“Conversion Price” shall mean the conversion price for the Series E Preferred Stock, which shall equal $0.30 per share, subject to adjustment herein.

“Corporation” shall mean Windtree Therapeutics, Inc., a Delaware corporation.

“Distribution” shall mean the transfer of cash or property by the Corporation to one or more of its stockholders without consideration, whether by dividend or otherwise (except a dividend in shares of Corporation's stock).

“Holder” shall mean a holder of the Series E Convertible Preferred Stock.

“Initial Issue Date” shall mean the date on which the first share of Series E Convertible Preferred Stock is issued by the Corporation.

“Junior Stock” shall mean (i) Common Stock, (ii) any Preferred Stock and (iii) any other equity interest of the Corporation; provided that foregoing clauses (ii) and (iii) shall exclude the Series E Convertible Preferred Stock and any other series of Preferred Stock (or any class or series of equity interest of the Corporation) issued hereafter with a preference to payment upon a liquidation, dissolution or winding up of the Corporation, or the right to dividends or distributions payable by the Corporation, that are pari passu with, or senior to, the Series E Convertible Preferred Stock and otherwise not prohibited by this Certificate of Designation; provided, however, that for any such excluded stock or equity interest to be so senior or pari passu, it shall first require the written consent of a majority of the issued and outstanding shares of Series E Convertible Preferred Stock.

“Original Issue Price” shall mean $1,000 per share for the Series E Convertible Preferred Stock.

“Person” shall mean an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

“Series E Convertible Preferred Stock” shall mean the Series E Convertible Preferred Stock, $0.001 par value per share, of the Corporation.

“Stated Value” shall mean, at any date of determination and with respect to each outstanding share of Series E Convertible Preferred Stock, the Original Issue Price of such share (adjusted as appropriate in the event of any equity dividend, equity split, equity distribution, recapitalization or combination with respect to the Series E Convertible Preferred Stock).

2. Liquidation Rights. In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the Corporation’s stockholders shall be distributed to stockholders in the following manner:

2.1 Liquidation Preference. Subject to the rights of any class or series of stock senior to or pari passu with the Series E Convertible Preferred Stock, the holders of each share of Series E Convertible Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets, prior and in preference to any distribution on any Junior Stock, an amount per share equal to the Stated Value of the Series E Convertible Preferred Stock. If upon any liquidation, dissolution, or winding up of the Corporation, the funds or assets available for distribution shall be insufficient to permit the payment to holders of the Series E Convertible Preferred Stock the full amount to which they are entitled under the preceding provisions of this Section 2.1, then subject to the rights of any class or series of stock senior to or pari passu with the Series E Convertible Preferred Stock, all of the remaining funds and assets of the Corporation shall be distributed among the holders of the then outstanding Series E Convertible Preferred Stock before distribution to any holders of Junior Stock.

2.2 Reorganizations Not Liquidation. A reorganization or any other consolidation or merger of the Corporation with or into any other Person, or any other sale of all or substantially all of the assets of the Corporation, shall not be deemed to be a liquidation, dissolution, or winding up of the Corporation within the meaning of this Section 2 and the Series E Convertible Preferred Stock shall be entitled only to the rights contained in this Section 2.

2.3 Non-cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined by the Board.

3. Conversion Rights. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

3.1 Right to Convert.

3.1.1 Conversion Ratio and Stock Certificate. Each share of Series E Convertible Preferred Stock shall be convertible, at the option of the holder thereof, beginning on the Stockholder Approval Date, as defined below, the Holder acquired the shares of Series E Convertible Preferred Stock, and without the payment of additional consideration by the holder thereof, into the number of shares of fully paid and nonassessable share of Common Stock determined by dividing the Stated Value by the Conversion Price in effect at the time of the conversion (subject to the limitations set forth in Section 3.9). Unless specifically requested by the Holder to be issued physical certificates for the Series E Convertible Preferred Stock, the Corporation, itself or through its transfer agent, shall issue the Series E Convertible Preferred Stock in book-entry form. The Corporation or its transfer agent shall issue to each Holder a statement reflecting such Holder’s holding of Series E Convertible Preferred Stock and shall deliver an updated statement to such Holder upon request.

3.1.2 Stockholder Approval. “Stockholder Approval” means the approval of the issuance of all of the shares of Common Stock issuable upon conversion of the Series F Convertible Preferred Stock as may be required by the rules and regulations of the Corporation’s principal market (without regard to any limitations on conversion set forth herein), unless the staff of the principal market has advised the Corporation that the issuance of the shares of Common Stock issuable upon conversion of the Series F Convertible Preferred Stock are not subject to any 19.99% limitation.  “Stockholder Approval Date” means the date on which the Stockholder Approval has occurred and is effective.

3.1.3 Termination of Conversion Rights. Subject to the provisions of this Section 3 in the case of a Contingency Event (as defined herein), in the event of a reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up of the Corporation, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the first payment of any funds and assets distributable on such event to the holders of Series E Convertible Preferred Stock.

3.2 Mechanics of Conversion.

3.2.1 Notice of Conversion. Each Holder has the right, at any time, at its election, to convert all or any number of shares of Series E Convertible Preferred Stock into shares of Common Stock (subject to the limitations of Section 3.9), by dividing the Stated Value by the applicable Conversion Price in effect at the time. A conversion notice (the “Conversion Notice”) describing conversion of shares of Series E Convertible Preferred Stock (and, if applicable, any event on which such conversion is contingent (a “Contingency Event”)), may be delivered to the Corporation by method of the Holder’s choice (including but not limited to email, facsimile, mail, overnight courier, or personal delivery). The Corporation shall promptly deliver the shares of Common Stock from any conversion to the Holder.

3.2.2 Reservation of Shares. For so long as any share of Series E Convertible Preferred Stock is outstanding, the Corporation shall reserve and keep available out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Series E Convertible Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series E Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then-outstanding shares of the Series E Convertible Preferred Stock, the Corporation shall use its best efforts to cause such corporate action to be taken as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Corporation’s Certificate of Incorporation. Before taking any action that would cause an adjustment reducing a series of Preferred Stock below the then par value of the shares of Common Stock issuable upon conversion of such series of Series E Convertible Preferred Stock, the Corporation will take any corporate action that may, in the opinion of its counsel, be necessary so that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock.

3.2.3 Effect of Conversion. All shares of Series E Convertible Preferred Stock that shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. All shares of Series E Convertible Preferred Stock so converted shall be cancelled and shall revert to the Corporation's authorized but unissued Preferred Stock.

3.2.4 No Further Adjustment. Upon any conversion of shares of Series E Convertible Preferred Stock, no adjustment to the Conversion Price shall be made with respect to the converted shares for any declared but unpaid dividends on such series of Series E Convertible Preferred Stock or on the Common Stock delivered upon conversion.

3.3 Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Initial Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series E Convertible Preferred Stock shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Initial Issue Date for the Series E Convertible Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price for the Series E Convertible Preferred Stock in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this Section 3.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

3.4 Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Initial Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Conversion Price for the Series E Convertible Preferred Stock in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying such Conversion Price then in effect by a fraction:

(a) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(b) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, (i) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, such Conversion Ratio shall be recomputed accordingly as of the close of business on such record date and thereafter such Conversion Ratio shall be adjusted pursuant to this Section 3.4 as of the time of actual payment of such dividends or distributions; and (ii) no such adjustment shall be made if the holders of the Series E Convertible Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock that they would have received if all outstanding shares of the Series E Convertible Preferred Stock had been converted into Common Stock on the date of such event.

3.5 Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Initial Issue Date for the Series E Convertible Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock), then and in each such event the holders of the Series E Convertible Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of the Series E Convertible Preferred Stock had been converted into Common Stock on the date of such event.

3.6 Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Initial Issue Date for the Series E Convertible Preferred Stock the Common Stock issuable upon the conversion of the Series E Convertible Preferred Stock is changed into the same or a different number of shares of any class or classes of stock of the Corporation, whether by recapitalization, reclassification, or otherwise (other than by a stock split or combination, dividend, distribution, merger or consolidation covered by Sections 3.3, 3.4, 3.5, or 3.7), then in any such event each holder of the Series E Convertible Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which the Series E Convertible Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change.

3.7 Adjustment for Merger or Consolidation. If there shall occur any consolidation or merger involving the Corporation in which the Common Stock (but not the Series E Convertible Preferred Stock) is converted into or exchanged for securities, cash, or other property (other than a transaction covered by Sections 3.4, 3.5 or 3.6), then, following any such consolidation or merger, provision shall be made that each share of Series E Convertible Preferred Stock shall thereafter be convertible, in lieu of the Common Stock into which it was convertible prior to such event, into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock issuable upon conversion of one share of such series of Series E Convertible Preferred Stock immediately prior to such consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions in this Section 3 with respect to the rights and interests thereafter of the holders of such series of Series E Convertible Preferred Stock, to the end that the provisions set forth in this Section 3 (including provisions with respect to changes in and other adjustments of the Conversion Price of the Series E Convertible Preferred Stock) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series E Convertible Preferred Stock.

3.8 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price of the Series E Convertible Preferred Stock pursuant to this Section 3, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than 15 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series E Convertible Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series E Convertible Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of the Series E Convertible Preferred Stock (but in any event not later than 10 days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (a) the Conversion Price of the Series E Convertible Preferred Stock then in effect and (b) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of the Series E Convertible Preferred Stock.

3.9 Beneficial Ownership Limitation. Notwithstanding anything to the contrary in this Certificate of Designation, if a Holder has notified the Corporation in writing (including in the initial purchase agreement for the Series E Convertible Stock) that it elects to be subject to a Beneficial Ownership Limitation, no shares of Common Stock will be issued or delivered upon any proposed conversion, redemption or repurchase of any Series E Convertible Preferred Stock of any Holder thereof, and no Series E Convertible Preferred Stock of any Holder thereof will be convertible, in each case to the extent, and only to the extent, that such issuance, delivery, conversion or convertibility would cause such Holder to become, directly or indirectly, a Beneficial Owner of a number of shares of Common Stock in excess of its Beneficial Ownership Limitation. For these purposes, beneficial ownership and calculations of percentage ownership will be determined in accordance with Rule 13d-3 under the Exchange Act. For purposes of this Section 3.9 only, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to beneficially own any shares Common Stock that such Person or any of such person’s affiliates (as defined in Rule 12b-2 under the Exchange Act) or associates (as defined in Rule 12b-2 under the Exchange Act) is deemed to beneficially own, together with any Common Stock beneficially owned by any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act. Subject to the following proviso, for purposes of this Section 3.9 only, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder as in effect on the date hereof; provided that the number of shares of Common Stock beneficially owned by such Person and its affiliates and associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act shall include the number of shares of Common Stock issuable upon exercise or conversion of any of the Corporation’s securities or rights to acquire the Common Stock, whether or not such securities or rights are currently exercisable or convertible or are exercisable or convertible only after the passage of time (including the number of shares of Common Stock issuable upon conversion of the Series E Convertible Preferred Stock in respect of which the beneficial ownership determination is being made), but shall exclude the number of shares of Common Stock that would be issuable upon (A) conversion of the remaining, unconverted portion of any Series E Convertible Preferred Stock beneficially owned by such Person or any of its affiliates or associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act and (B) exercise or conversion of the unexercised or unconverted portion of any of the Corporation’s other securities subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Person or any of its affiliates or associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act.

4. No Impairment. The Corporation will not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, including amending this Certificate of Designation, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series E Convertible Preferred Stock against impairment. This provision shall not restrict the Corporation from amending its Certificate of Incorporation in accordance with the General Corporation Law of Delaware and the terms hereof.

5. Redemption. The Series E Convertible Preferred Stock shall not be subject to redemption by the Corporation or the Holders.

6. Notices. Any notices required by the provisions of this Certificate of Designation to be given to the holders of shares of Series E Convertible Preferred Stock shall be deemed given if sent by facsimile or overnight courier to the address appearing on the books of the Corporation, and shall be conclusively deemed given at the time of delivery if made during normal business hours, otherwise notice shall be deemed given on the next business day.

7. Voting Provisions. After the Stockholder Approval Date, each outstanding share of Series E Convertible Preferred Stock shall be entitled to vote on an “as converted to common stock” basis on all matters to which the holders of the Corporation’s Common Stock are entitled or required to vote, as calculated on the date of the vote. Except as otherwise required by law, the Series E Convertible Preferred Stock shall only be entitled to vote on the matters provided for in the immediately preceding sentence of this Section 7.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series E Convertible Preferred Stock to be duly executed by its Chief Executive Officer this [●] day of June, 2025.

WINDTREE THERAPEUTICS, INC.

By:
Name:
Title:

FIRST AMENDMENT TO

AMENDED AND RESTATED WINDTREE THERAPEUTICS, INC. 2020 EQUITY INCENTIVE PLAN

This First Amendment (this “Amendment”) to the Amended and Restated Windtree Therapeutics, Inc. 2020 Equity Incentive Plan (as may be amended from time to time, the “Plan”) is dated as of                   , 2025 (the “Effective Date”). Any capitalized terms that are used but not defined in this Amendment shall have the meanings given to such terms in the Plan.

WHEREAS, the Board of Directors (the “Board”) of Windtree Therapeutics, Inc., a Delaware corporation (the “Company”), has adopted, and stockholders of the Company have approved, the Plan;

WHEREAS, pursuant to Section 11 of the Plan, the Board has the authority to amend the Plan, subject to stockholder approval if required by applicable law or listing requirements; and

WHEREAS, as of the Effective Date, subject to approval by the Company’s stockholders at the Company’s Special Meeting and upon the recommendation of the Compensation Committee of the Board, the Board has determined that it is in the best interest of the Company and its stockholders to approve this Amendment to the Plan in order to increase the number of shares of the Company’s common stock, par value $0.001 per share (“Shares”), reserved for issuance thereunder by 2,599,180 Shares.

NOW, THEREFORE, as of the Effective Date, subject to approval by the Company’s stockholders at the Special Meeting, the Plan shall be amended as follows:

Section 3(a) of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

1.

“Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 2,600,000 Shares (the “Plan Limit”). All of the Plan Limit Shares may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. Any Shares that are available for issuance under the Windtree Therapeutics, Inc. 2011 Long-Term Incentive Plan (as amended) (the “2011 Plan”) as of the Effective Date, and any Shares that become available for issuance under the 2011 Plan following the Effective Date in accordance with the terms of the 2011 Plan (the “Additional Shares”), may be issued to Participants pursuant to the terms of this Plan. The Plan Limit shall be increased by such number of Additional Shares.”

2.	Except as amended herein, the terms and provisions of the Plan shall remain unchanged and in full force and effect.

[Signature Page Follows]

D-1

IN WITNESS WHEREOF, the undersigned officer certifies that the foregoing First Amendment to the Amended and Restated Windtree Therapeutics, Inc. 2020 Equity Incentive Plan was duly adopted by the Board of Directors of the Company.

WINDTREE THERAPEUTICS, INC.

By:

Jed Latkin

President and Chief Executive Officer

[Signature Page to First Amendment to Amended and Restated Windtree Therapeutics, Inc. 2020 Equity Incentive Plan]

D-2

AMENDED AND RESTATED

WINDTREE THERAPEUTICS, INC.

2020 EQUITY INCENTIVE PLAN

Section 1. Purpose; Definitions. The purposes of the Amended and Restated Windtree Therapeutics, Inc. 2020 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Windtree Therapeutics, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.

(d) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(e) “Board” means the Board of Directors of the Company, as constituted from time to time.

(f) “Cash or Other Stock Based Award” means an award that is granted under Section 10.

(g) “Cause” shall, with respect to any Participant, have the meaning set forth in the Participant’s employment, consulting or other applicable agreement, or, in the absence of any such agreement or if such term is not defined in any such agreement, shall mean any one or more of the following, as determined by the Committee: (i) willful misconduct or gross negligence in the performance of the Participant’s duties; (ii) willful and continued failure or refusal to perform satisfactorily any duties reasonably requested in the course of the Participant’s employment by, or service to, the Company (other than a failure resulting from the Participant’s Disability); or (iii) fraudulent, dishonest or other improper conduct engaged in by the Participant that causes, or has the potential to cause, harm to the Company or any of its Subsidiaries, or its or their business or reputation, including, without limitation, the Participant’s violation of any policies of the Company applicable to the Participant, the Participant’s violation of laws, rules or regulations applicable to the Participant, criminal activity, habitual drunkenness or use of illegal drugs.

(h) “Change in Control” shall have the meaning, if any, set forth in a Participant’s employment, consulting or other applicable agreement, or, if such term is not defined in any such agreement, shall mean either a “Change in Control” as defined in Section 1(h)(i) or a “409A Change in Control” as defined in Section 1(h)(ii), as specified in the applicable Award Agreement. If no definition is specified, the term shall mean a 409A Change in Control.

(i) A “Change in Control” shall mean the occurrence of any of the following events:

(A) the acquisition, directly or indirectly by any Person (other than the Company, any trustee or other fiduciary under an employee benefit plan of the Company, or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty-five percent (35%) of the total combined voting power of the Company’s outstanding securities;

(B) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board ceases to consist of “incumbent members”, which term means members of the Board on the first day of such period and any person becoming a member of the Board subsequent to such date whose election or nomination for election was approved by not less than two-thirds of the members of the Board who then comprised the “incumbent members”;

(C) the Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination hold, directly or indirectly, by reason of their being stockholders of the Company, fifty percent (50%) or less of the voting stock of the combined entity; or

(D) a liquidation of the Company, a sale of all or substantially all of the Company’s assets, or a merger, consolidation or similar transaction in which the Company is not the surviving entity or survives as a wholly-owned or majority-owned subsidiary of another entity.

(ii) A “409A Change in Control” shall mean the occurrence of any of the following events:

(A) any Person (other than (1) the Company, or (2) any trustee or other fiduciary under an employee benefit plan of the Company), is or becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company by reason of having acquired such securities during the 12-month period ending on the date of the most recent acquisition (not including any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the total voting power of the Company’s then outstanding voting securities;

(B) the majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment;

(C) there is consummated a merger or consolidation of Company with any other corporation or other entity, resulting in a change described in clauses (A), (B), (D), or (E) of this definition, other than (1) a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than sixty percent (60%) of the total voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person, directly or indirectly, acquired forty percent (40%) or more of the total voting power of the then outstanding securities of the Company (not including any securities acquired directly from the Company or its Affiliates);

(D) a liquidation of the Company involving the sale to any Person of at least forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before the liquidation; or

(E) the sale or disposition by the Company of assets that have a total fair market value equal to forty percent (40%) or more of the total gross fair market value of all of the assets of the Company and its Subsidiaries (taken as a whole) immediately before such sale or disposition (or any transaction or related series of transactions having a similar effect), other than a sale or disposition by the Company to an entity at least sixty percent (60%) of the total voting power of the voting securities of which is beneficially owned by shareholders of the Company in substantially the same proportions as their beneficial ownership of the Company immediately prior to such sale.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.

(k) “Director” means a member of the Board.

(l) “Disability” means a condition rendering a Participant Disabled.

(m) “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.

(n) “Effective Date” will have the same meaning as set forth in Section 18.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.

(q) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(r) “Minimum Vesting Period” means the one-year period following the date of grant of an Award.

(s)“Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(t) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(u) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(v) “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(w) “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.

(x) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(y) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(z) “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.

(aa) “Shares” means shares of the Company’s common stock, par value $0.001, subject to substitution or adjustment as provided in Section 3(c) hereof.

(bb) “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.

(cc) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

Section 2. Administration. The Plan shall be administered by the Committee; provided that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the other terms and conditions of each Award;

(e) approve forms of agreements (including Award Agreements) for use under the Plan; and

(f) modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 738,175 Shares (the “Plan Limit”). All of the Plan Limit Shares may be issued in respect of Incentive Stock Options. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. Any Shares that are available for issuance under the Windtree Therapeutics, Inc. 2011 Long-Term Incentive Plan (as amended) (the “2011 Plan”) as of the Effective Date, and any Shares that become available for issuance under the 2011 Plan following the Effective Date in accordance with the terms of the 2011 Plan (the “Additional Shares”), may be issued to Participants pursuant to the terms of this Plan. The Plan Limit shall be increased by such number of Additional Shares.

(b) Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. For purposes of this limitation described in Section 3(a) above, the shares of Stock underlying any awards under the Plan that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Shares or otherwise terminated (other than by exercise) shall not be added back to the Shares available for issuance under the Plan or the Shares that may be issued as Incentive Stock Options. In the event the Company repurchases Shares on the open market, such Shares shall not be added to the Shares available for issuance under the Plan.

(c) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.

(d) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;

(iii) cancel any unvested Award or unvested portion thereof, with or without consideration;

(iv) cancel any Award in exchange for a substitute award;

(v) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or

(vii) take such other action as the Committee shall determine to be reasonable under the circumstances.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

Notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(d) to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.

(e) Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.

(f) Minimum Vesting Period. The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, nothing in this Section 3(f) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 3(d)(i) above; and, provided further, notwithstanding the foregoing, up to 5% of the shares of Stock authorized for issuance under the Plan may be utilized for Awards to receive unrestricted shares or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”). Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.

Section 4. Eligibility. Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

Section 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a) Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c) Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.

(d) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f) Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 6. Stock Appreciation Right. Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7. Termination of Service. Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.

(a) Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(b) Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

(c) Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d) Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then three months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.

Section 8. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.

(b) Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.

(ii) While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock for which the lapse of restrictions is tied to the attainment of vesting conditions, any dividends paid by the Company during the vesting period shall accrue and shall not be paid to the grantee until and to the extent the vesting conditions are met with respect to the Restricted Stock Award. A Participant shall not be entitled to interest with respect to any dividends or distributions subject to vesting conditions during the Restriction Period.

(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

Section 9. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee; provided, however, that any such dividend equivalents shall accrue and shall not be paid to the grantee until and to the extent the vesting conditions are met with respect to the Restricted Stock Unit Award to which they relate. A Participant shall not be entitled to interest with respect to any dividend equivalents or other distributions subject to vesting conditions during the Restriction Period. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

Section 10. Cash or Other Stock Based Awards. Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

Section 11. Amendments and Termination. Subject to any shareholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.

Section 12. Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.

Section 13. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.

Section 14. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

Section 15. Withholding of Taxes.

(a) Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.

(b) Election to Withhold Shares. If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.

Section 16. Liability of Company.

(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b) Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.

(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

Section 17. General Provisions.

(a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b) The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.

(c) All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(d) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(e) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(f) The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

Section 18. Effective Date of Plan. The Plan shall be effective as of January 20, 2021 (the “Effective Date”).

Section 19. Term of Plan. Unless the Plan is terminated in accordance with Section 11, the Plan shall terminate December 24, 2030, ten years after the date the majority stockholders approved the Plan. No Awards under the Plan shall thereafter be granted.

Section 20. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 21. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

Section 22. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

WINDTREE THERAPEUTICS

Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes must be received by 11:59 PM Eastern on August 27, 2025.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit: **www.cstproxy.com/windtreetx/2025**

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

Please mark your votes like this **X**

CONTROL NUMBER

Signature____________________ Signature, if held jointly____________________ Date__________2025.

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

2025

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders of Windtree Therapeutics to be held on August 28, 2025

To view the Proxy Statement and to Attend the Special Meeting, please go to: www.cstproxy.com/windtreetx/2025

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

WINDTREE THERAPEUTICS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated ___________, in connection with the special meeting of stockholders (the "Stockholder Meeting") of Windtree Therapeutics to be held at 10:00 a.m. Eastern Time on August 28, 2025, via a virtual meeting at **www.cstproxy.com/windtreetx/2025**, and hereby appoints Jed Latkin and Eric Curtis, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Stockholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement/prospectus.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed on the other side)